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American Shared Hospital Services
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NOTICE OF 2010 ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT 2010 ANNUAL MEETING OF SHAREHOLDERS June 2, 2010
INTRODUCTION
PROPOSAL NO. 1 ELECTION OF DIRECTORS
CERTAIN ADDITIONAL INFORMATION Security Ownership of Certain Beneficial Owners and Management
COMPENSATION OF EXECUTIVE OFFICERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS Compensation Committee Interlocks and Insider Participation
AUDIT COMMITTEE REPORT
PROPOSAL NO. 2
APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2006 STOCK INCENTIVE PLAN
PROPOSAL NO. 3
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SHAREHOLDER PROPOSALS
ANNUAL REPORT

AMERICAN SHARED HOSPITAL SERVICES
Four Embarcadero Center, Suite 3700
San Francisco, California 94111

NOTICE OF 2010 ANNUAL MEETING OF SHAREHOLDERS
To be held on June 2, 2010

TO THE SHAREHOLDERS OF AMERICAN SHARED HOSPITAL SERVICES:

NOTICE IS HEREBY GIVEN that, pursuant to a call of the Board of Directors, the 2010 Annual Meeting of Shareholders (the “Meeting”) of American Shared Hospital Services, a California corporation (the “Company”), will be held in the East Trianon Suite of The Carlyle Hotel, 35 East 76th Street, New York, NY at 10:00 a.m. Eastern Daylight Time, on Wednesday, June 2, 2010 to consider and to act upon the following matters, all as set forth in the Proxy Statement.

1. ELECTION OF DIRECTORS. To elect the following five nominees to the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified:

Ernest A. Bates, M.D.	John F. Ruffle
Olin C. Robison	Raymond C. Stachowiak
Stanley S. Trotman, Jr.

2. 2006 STOCK INCENTIVE PLAN. To approve the amendment and restatement of the 2006 Stock Incentive Plan.

3. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To ratify the appointment of Moss Adams LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2010.

4. OTHER BUSINESS. To transact such other business and to consider and take action upon any and all matters that may properly come before the Annual Meeting and any and all adjournments thereof.

The Board of Directors knows of no matters, other than those set forth in paragraphs (1), (2) and (3) above, that will be presented for consideration at the Meeting.

The Board of Directors has fixed the close of business on April 23, 2010 as the Record Date for the determination of shareholders entitled to vote at the Meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON, IF YOU ATTEND THE MEETING. IN ORDER TO FACILITATE THE PROVISION OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON.

By Order of the Board of Directors

Willie R. Barnes
Corporate Secretary

Dated: April 30, 2010
San Francisco, California

AMERICAN SHARED HOSPITAL SERVICES
Four Embarcadero Center, Suite 3700
San Francisco, California 94111

PROXY STATEMENT
2010 ANNUAL MEETING OF SHAREHOLDERS
June 2, 2010

INTRODUCTION

This Proxy Statement is being furnished to shareholders of American Shared Hospital Services, a California corporation (the “Company”), in connection with the solicitation of proxies by the Company’s Board of Directors for use at the 2010 Annual Meeting of Shareholders scheduled to be held in the East Trianon Suite of The Carlyle Hotel, 35 East 76th Street, New York, NY at 10:00 a.m. Eastern Daylight Time on Wednesday, June 2, 2010 and at any adjournment or adjournments thereof (the “Meeting”). It is anticipated that this Proxy Statement and the Proxy will first be sent to shareholders on or about April 30, 2010.

The matters to be considered and voted upon at the Meeting will be:

1. To elect five persons to the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified.

2. To approve the amendment and restatement of the Company’s 2006 Stock Incentive Plan.

3. To ratify the appointment of Moss Adams LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2010.

4. To transact such other business as may properly be brought before the Meeting and any and all adjournments thereof.

Only shareholders of record at the close of business on April 23, 2010 (the “Record Date”) are entitled to notice of and to vote at the Meeting.

Revocability of Proxies

A proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such proxy may revoke it at any time prior to its use by filing with the Secretary of the Company either written instructions revoking such proxy or a duly executed proxy bearing a later date. Written notice of the death of the person executing a proxy, before the vote is counted, is tantamount to revocation of such proxy. A proxy may also be revoked by attending the Meeting and voting in person.

Solicitation of Proxies

This proxy solicitation is being made by the Board of Directors of the Company. The expense of the solicitation will be paid by the Company. To the extent necessary to assure sufficient representation at the Meeting, proxies may be solicited by any appropriate means by directors, officers, regular employees of the Company and the stock transfer agent for the Common Shares, who will not receive any additional compensation therefor. The Company will request that banks, brokers and other fiduciaries solicit their customers who own beneficially the Common Shares listed of record in names of nominees and, although there is no formal arrangement to do so, the Company will reimburse such persons the reasonable expenses of such solicitation. In addition, the Company may pay for and utilize the services of individuals or companies not regularly employed by the Company in connection with the solicitation of proxies, if the Board of Directors of the Company determines that this is advisable.

Outstanding Securities

The Board of Directors has fixed April 23, 2010 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, there were estimated to be outstanding and entitled to vote 4,595,070 Common Shares. The Common Shares are the only class of securities entitled to vote at the Meeting.

Vote Required and Voting Procedures

Each holder of Common Shares will be entitled to one vote, in person or by proxy, for each share standing in its name on the books of the Company as of the Record Date for the Meeting on each of the matters duly presented for vote at the Meeting, except as indicated below in connection with the election of directors.

In connection with the election of directors, shares are permitted to be voted cumulatively, if (i) a shareholder present at the Meeting has given notice at the Meeting, prior to the voting, of such shareholder’s intention to vote its shares cumulatively and (ii) the names of the candidates for whom such shareholder desires to cumulate votes have been placed in nomination prior to the voting. If a shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Cumulative voting allows a shareholder to give one nominee as many votes as is equal to the number of directors to be elected, multiplied by the number of shares owned by such shareholder or to distribute votes on the same principle between two or more nominees. Discretionary authority to cumulate votes is hereby solicited by the Board of Directors.

In connection with the solicitation by the Board of Directors of proxies for use at the Meeting, the Board of Directors has designated Ernest A. Bates, M.D. and Craig K. Tagawa as proxies. Common Shares represented by properly executed proxies will be voted at the Meeting in accordance with the instructions specified thereon. If no instructions are specified, the Common Shares represented by any properly executed proxy will be voted FOR the (1) election of the five nominees for the Board of Directors named herein, (2) approval and adoption for the amended and restated 2006 Stock Incentive Plan and (3) ratification of the appointment of the Company’s Independent Registered Public Accounting Firm.

The Board of Directors is not aware of any matters that will come before the Meeting other than as described above. However, if such matters are presented, the named proxies will, in the absence of instructions to the contrary, vote such proxies in accordance with the judgment of such named proxies with respect to any such other matter properly coming before the Meeting.

All outstanding shares of the Company’s Common Stock represented by properly executed and unrevoked proxies received in time for the Meeting will be voted. A shareholder may, with respect to the election of directors, (i) vote for the election of all five nominees named herein as directors, (ii) withhold authority to vote for all such director nominees or (iii) vote for the election of all such director nominees other than any nominee(s) with respect to whom the shareholder withholds authority to vote by so indicating in the appropriate space on the proxy. Withholding authority to vote for a director nominee will not prevent such director nominee from being elected. A shareholder may, with respect to the proposal to approve the amendment and restatement of the Company’s 2006 Stock Incentive Plan, (i) vote for the proposal, (ii) vote against the proposal, or (iii) abstain. A shareholder may, with respect to the proposal to ratify the appointment of the Company’s Independent Registered Public Accounting Firm, (i) vote for the ratification, (ii) vote against the ratification, or (iii) abstain.

A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such shareholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of the stock. The shares subject to any such proxy which are not being voted with respect to a particular matter (the “non-voted shares”) will be considered shares not present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum. Abstentions are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present and are counted as a vote against when determining whether a proposal has been approved.

The rules of the New York Stock Exchange determine whether proposals presented at shareholder meetings are routine or non-routine. If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote for the proposal without receiving voting instructions from the owner under certain circumstances. If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions. A broker non-vote occurs when the broker or other entity is unable to vote on a proposal because the proposal is non-routine and the owner does not provide any voting instructions.

Beginning with the 2010 proxy season, the New York Stock Exchange has changed its rules to make the election of directors in an uncontested election a non-routine item. This means that brokers who do not receive voting instructions from their clients as to how to vote their shares for the election of directors cannot exercise discretion to vote for directors. Due to this rule change, at this year’s annual meeting, the election of directors will be a non-routine item. Therefore, it is important that you instruct your broker as to how you wish to have your shares voted on these proposals, even if you wish to vote as recommended by the Board of Directors.

A majority of the Common Shares outstanding on the Record Date must be represented in person or by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. In the election of directors, the five candidates receiving the highest number of votes will be elected directors of the Company. The proposals to approve the amendment and restatement of the Company’s 2006 Stock Incentive Plan and to ratify the appointment of the Company’s Independent Registered Public Accounting Firm require that a majority of those voting in person or by proxy vote FOR this proposal, provided that affirmative vote also represents at least a majority of the voting power required to constitute a quorum at the Annual Meeting, in order for this proposal to be approved.

The Board of Directors has appointed Geraldine Zarbo of American Stock Transfer & Trust Company, the registrar and transfer agent for the Common Shares, or her designee, as the Inspector of Elections for the Annual Meeting. The Inspector of Elections will determine the number of Common Shares represented in person or by proxy at the Annual Meeting, whether a quorum exists, the authenticity, validity and effect of proxies and will receive and count the votes. The election of directors will not be by ballot unless a shareholder demands election by ballot at the Annual Meeting before the voting begins.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Board of Directors

The Company’s Bylaws provide that there shall be no fewer than five nor more than nine directors and that the exact number shall be fixed from time to time by a Resolution of the Board of Directors. The number of directors currently is fixed at five. There are currently no vacancies on the Board of Directors.

For many years our founder, Ernest A. Bates, M.D., has served as both Chairman and Chief Executive Officer of the Company. The Board believes that Dr. Bates’ intimate knowledge of the Company’s business and customers, and his significant ownership of our common stock, closely align him with the interests of all of our constituencies and position him well to lead the Board, which in turn determines the Company’s overall direction. Since each of the Company’s committees, through which the Board oversees management and reviews risk, is comprised only of independent directors, the Board has not considered it necessary to appoint a Lead Director. In addition, the small size of the Board makes communications among Directors and with management swift and simple and the independent directors see no benefit to adding one more layer of board governance.

The Board of Directors is proposing the persons named below for election to the Board of Directors. Each of the persons identified below will be nominated for election to serve until the next Annual Meeting of Shareholders and until their successors shall be elected and qualified. Votes will be cast pursuant to the enclosed proxy in such a way as to effect the election of each of the persons named below or as many of them as possible under applicable voting rules. If a nominee shall be unable or unwilling to accept nomination for election as a director, it is intended that the proxy holders will vote for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. Each of the nominees named below has notified the Board of Directors that, if elected, he is willing to serve as a director.

Set forth below is certain information regarding each of the nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED BELOW. PROPERLY EXECUTED PROXIES RETURNED TO THE COMPANY WILL BE VOTED “FOR” THE NOMINEES NAMED BELOW UNLESS OTHERWISE INSTRUCTED.

Nominees

ERNEST A. BATES, M.D., founder of the Company, has served as Chairman of the Board and Chief Executive Officer since the Company’s incorporation. A board-certified neurosurgeon, he is currently Emeritus Vice Chairman of the Board of Trustees of The Johns Hopkins University and serves on the Board of Visitors of the John Hopkins Medical Center and the John Hopkins Neurosurgery Advisory Board. He serves on the boards of the University of Rochester, FasterCures, Shared Imaging, LLC and the Salzburg Global Seminar. Dr. Bates was appointed to the California Commission for Jobs and Economic Growth and the Magistrate Judge Merit Selection Panel. From 1981-1987 he was a member of the Board of Governors of the California Community Colleges, and he served on the California High Speed Rail Authority from 1997 to 2003. Dr. Bates is a member of the Board of Overseers at the University of California, San Francisco, School of Nursing. He is a trustee of the Museum of the African Diaspora and a member of the Brookings and Milken Institutes. He is a graduate of the School of Arts and Sciences of Johns Hopkins University and the University of Rochester School of Medicine and Dentistry. Dr. Bates is 73 years old. Dr. Bates is the father of former Board Member and current Company Vice President of Sales and Business Development, Ernest R. Bates.

OLIN C. ROBISON has been a director since 2003.  He was President and Chief Executive Officer of the Salzburg Seminar from 1991 to 2005 and President of Middlebury College from 1975 to 1990 and is currently President Emeritus and Professor Emeritus of that institution. Additionally, Mr. Robison is a Director of The Investment Company of America, American Mutual Fund and AMCAP (all of the American Funds Group) and is a former member of the Council (Board) of the Royal Institute of International Affairs in London. He received his undergraduate degree from Baylor University and holds a Doctor of Philosophy degree from Oxford University. Mr. Robison is 73 years old.

JOHN F. RUFFLE has been a director since 1995.  He retired in 1993 as Vice-Chairman of the Board and a Director of J.P. Morgan & Co. Incorporated and Morgan Guaranty Trust Co. of New York. He is a Trustee Emeritus of The Johns Hopkins University. From December 1996 to May 2009 he was a member of the board of trustees of certain mutual funds in the J.P. Morgan Family of mutual funds and certain investment funds managed by J.P. Morgan Investment Management, Inc. From March 2004 to January 2007, he was a director for Reckson Associates Realty Corp. Mr. Ruffle graduated from The Johns Hopkins University, has an MBA in finance from Rutgers University, and is a Certified Public Accountant. Mr. Ruffle is 73 years old.

RAYMOND C. STACHOWIAK joined the Board of Directors in 2009, becoming the fifth member of the Board and the fourth outside Director. He founded Shared Imaging in 1994 with the purchase of the assets of Shared Imaging Partners, L.P. He has served as President and Chairman since its inception. In December 1999, he acquired Advanced Healthcare Resources, Inc. of Iowa. Together these entities comprise Shared Imaging, LLC. Shared Imaging, LLC is a preferred independent provider of CT, MRI and PET/CT equipment and services. He received his undergraduate degree in Business from Indiana University in 1979 and received an MBA from Indiana University in 1985. Mr. Stachowiak has CPA (Certified Public Accountant), CPIM (Certification in Production and Inventory Management) and CIA (Certified Internal Auditor) certifications. Mr. Stachowiak is 52 years old.

STANLEY S. TROTMAN, Jr., has been a director of the Company since 1996. He retired in 2000 as a Managing Director with the Health Care Group of PaineWebber Incorporated, an investment banking firm. Mr. Trotman was with PaineWebber since 1995 following its consolidation with Kidder, Peabody, also an investment banking firm, and since 1990 had co-directed Kidder, Peabody’s Health Care Group. Prior to this position, he headed the Health Care Group at Drexel Burnham Lambert, Inc. where he had been employed for approximately 22 years. He is currently a director of Web MD Health Corp. and Ascend Health Care Corp., and was a director of Oncure Medical Corp. from 1999 to 2007. Mr. Trotman received his undergraduate degree from Yale University in 1965 and obtained an MBA from Columbia Business School in 1967. Mr. Trotman is 66 years old.

Meetings of the Board of Directors

The Board of Directors of the Company held four regular meetings and one special meeting during 2009. All directors attended at least 75% of the aggregate number of meetings of both the Board of Directors and of the Committees of the Board on which such director served during the year.

Shareholders may communicate with the Board by writing to: Four Embarcadero Center, Suite 3700; San Francisco, CA 94111-4107, Attention: Ernest A. Bates, M.D. We encourage directors to attend our annual meeting and all directors attended the 2009 Annual Meeting in person. All shareholder communications to directors are forwarded to them.

Committees of the Board of Directors

The Company has standing Compensation, Nominating and Corporate Governance and Audit Committees, each of which is described below. The Company is in compliance with The NYSE Amex Stock Exchange (“AMEX”) enhanced board and board committee independence requirements that became fully applicable to the Company effective July 31, 2005. Thus, a majority of our directors (Messrs. Robison, Ruffle, Stachowiak and Trotman) are independent under the AMEX rules and Rule 10A-3 under the Securities Exchange Act and each of the Committees described above is comprised of independent directors. Each of the Audit, Compensation and Nominating and Corporate Governance Committees has adopted a formal written charter. These, as well as our Code of Professional Conduct and Ethics, are available on our website at www.ashs.com. You may also request a copy of these documents free of charge by writing our Corporate Secretary. We intend to post on our website any amendments to our Code of Professional Conduct and Ethics, as well as any waivers for directors or executive officers (including our chief accounting officer and controller and anyone else performing similar functions) within five business days after the date of any amendment or waiver. The information on our website is not part of this proxy statement. The Company’s independent directors meet at least annually without management and the non-independent directors, as required by the AMEX rules.

The Compensation Committee’s functions are to (i) establish compensation arrangements and incentive goals for executive officers, (ii) administer compensation plans, (iii) evaluate the performance of executive officers and award incentive compensation, (iv) adjust compensation arrangements as appropriate based upon performance, and (v) review and monitor management development and succession plans and activities. The Compensation Committee met once during 2009. The Compensation Committee consists of Mr. Robison, Mr. Ruffle and Mr. Trotman. Mr. Robison is Chair of the Compensation Committee.

The Compensation Committee is authorized to delegate its authority to a subcommittee when appropriate. It is authorized to hire independent compensation consultants and other professionals to assist in the design, formulation, analysis and implementation of compensation programs for the Company’s executive officers and other key employees. In determining or recommending the amount or form of executive officer compensation, the Compensation Committee also takes into consideration information received from the Company’s Chief Executive Officer. In doing so, however, the Compensation Committee customarily considers the comparative relationship of the recommended compensation to the compensation paid by other similarly situated companies, individual performance, tenure, internal comparability and the achievement of certain other operational and qualitative goals identified in the Company’s strategic plan.

The purpose of the Nominating and Corporate Governance Committee is to recommend candidates for election to the Board of Directors. The Company adopted a Nominating and Corporate Governance Committee Charter in 2006 which is available on our website. The Nominating and Corporate Governance Committee met once during 2009. In 2010, the Nominating and Corporate Governance Committee recommended to the Board the nominations of Dr. Bates, Mr. Robison, Mr. Ruffle, Mr. Stachowiak and Mr. Trotman for election to the Board. Mr. Robison, Mr. Ruffle, Mr. Stachowiak and Mr. Trotman serve on the Nominating and Corporate Governance Committee. Mr. Trotman is Chair of the Nominating and Corporate Governance Committee.

The purpose of the Audit Committee is to review the financial reporting and internal controls of the Company, to appoint the independent auditors, and to review the reports of such auditors. The Audit Committee consists of Mr. Robison, Mr. Ruffle, Mr. Stachowiak and Mr. Trotman. Mr. Ruffle is Chair of the Audit Committee. During the

year 2009 the Audit Committee held four regular meetings and three telephonic meetings. For further information concerning the Audit Committee, refer to the “Audit Committee Report.” Mr. Ruffle is a “financial expert” and meets the applicable independence requirements of AMEX and Rule 10-A-3 under the Securities Exchange Act.

Identifying and Evaluating Director Nominees

The Nominating and Corporate Governance Committee uses various methods to identify director nominees. The Nominating and Corporate Governance Committee assesses the appropriate size and composition of the Board and the particular needs of the Board based on whether any vacancies are expected due to retirement or otherwise. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current board members, shareholders, or other sources. All candidates are evaluated based on a review of the individual’s qualifications, skills, independence and expertise.

To be eligible for consideration to the Board, any proposed candidate must be ethical, have proven judgment and experience, have professional skills and experience in dealing with complex problems that would be complementary to the needs of the Company, have demonstrated the ability to act independently, be willing to represent the interests of all shareholders and not just those of a particular interest, and be willing and able to devote sufficient time to fulfill the needs of a director of the Company.

The Nominating and Corporate Governance Committee will consider director candidates submitted by shareholders to: Four Embarcadero Center, Suite 3700, San Francisco, CA 94111-4107, Attention: Nominating and Corporate Governance Committee. Such recommendations should be accompanied by (i) evidence of the shareholder’s stock ownership over the last year, (ii) a statement that the shareholder is not a competitor of the Company, (iii) a resume and contact information for the director candidate, as well as a description of the candidate’s qualifications and (iv) a statement whether the candidate has expressed interest in serving as a director. The Nominating and Corporate Governance Committee follows the same process and uses the same criteria for evaluating candidates proposed by shareholders as it does for candidates proposed by other parties. The Nominating and Corporate Governance Committee will consider such candidacy and will advise the recommending shareholder of its final decision. A shareholder who wishes to nominate a person for director must provide the nomination in writing to the Secretary at the Company’s principal offices pursuant to the notice provisions in the By-laws. Such notice must be received not less than 60 nor more than 90 days prior to the Annual Meeting or, if less than 70 days’ notice of the date of such meeting has been given, then within 10 business days following the first public disclosure of the meeting date or the mailing of the Company’s notice. Any such notice must contain information regarding the nominee and the proponent. Details concerning the nature of such information are available without charge from the Company.

Based on the process described above, the Committee recommended and the Board determined to nominate each of the incumbent directors for re-election at the 2010 Annual Meeting of Shareholders. The Committee and Board concluded that each of the incumbent Directors should be nominated for re-election based on the experience, qualifications, attributes and skills identified in the biographical information contained under Election of Directors on pages 6 - 8. The Committee and the Board assessed these factors while considering the Company’s long-standing history of providing Gamma Knife and other medical services to hospitals and medical centers in the United States, and its anticipated growth in providing similar services internationally, as well as providing proton beam radiation therapy services in the United States. In particular, the Committee and the Board considered the following factors:

•	Each nominee has extensive experience in guiding other organizations as both executive leaders and board members;

•	The nominees’ experiences reflect a range of occupations and industries which helps to provide differing viewpoints to help guide the Company. This specifically includes financial services (Mr. Ruffle and Mr. Trotman), health care (Dr. Bates, Mr. Stachowiak and Mr. Trotman), government and public policy (Mr. Robison and Mr. Ruffle), international policy and development (Mr. Robison, Mr. Ruffle and Mr. Trotman), business development (Dr. Bates and Mr. Stachowiak);

•	The nominees have significant and substantive expertise in several areas that are applicable to the Board and its committees, including finance (all of the nominees), public company accounting and financial reporting

(Mr. Ruffle and Mr. Stachowiak), strategic planning (all of the nominees), operations management (all of the nominees) and corporate governance (all of the nominees);

•	The Board particularly believes that Dr. Bates’ vast experience in the medical community both as a neurosurgeon and as an entrepreneur, as founder, President and CEO of the Company, brings unparalleled expertise to the board in a variety of areas.

Director Compensation

The following table sets forth information regarding the compensation earned by or awarded to each non-employee director during the 2009 Fiscal Year.

	Fees Earned or			All Other
	Paid in Cash	Stock Awards	Option Awards	Compensation
Name	($)(1)	($)(2)(3)	($)(4)(5)	($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)

Olin C. Robison	20,000	1,050	3,606	0	24,656
John F. Ruffle	20,000	1,050	3,606	0	24,656
Raymond C. Stachowiak	10,000	1,410	12,499	0	23,909
Stanley S. Trotman	20,000	1,050	3,606	0	24,656

(1)	Consists of the annual retainer fees for service as members of the Company’s board of directors.

(2)	The amounts in column (c) reflect the grant date fair value dollar amount of stock awards granted to each non-employee director, computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of this amount are included in Note 9 to the Company’s audited financial statements for the fiscal year ended December 31, 2009 and included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2010. For further information concerning the restricted stock unit awards granted under the 2006 Stock Incentive Plan, see the section below entitled “Directors’ Equity Grants.”

(3)	As of December 31, 2009, the following non-employee directors each held stock awards granted during 2009 covering 500 shares of the Company’s Common Stock: Mr. Robison, Mr. Ruffle, Mr. Stachowiak and Mr. Trotman.

(4)	The amounts in column (d) reflect the grant date fair value dollar amount of stock option awards granted to each non-employee director, computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of this amount are included in footnote 9 to the Company’s audited financial statements for the fiscal year ended December 31, 2009 and included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2010. The 2,000-share annual stock option award granted during the 2009 fiscal year was at an exercise price per share of $2.10. Mr. Stachowiak’s initial 5,000 option award upon joining the board was at an exercise price of $2.82. For further information concerning the stock option awards granted under the 2006 Stock Incentive Plan, see the section below entitled “Directors’ Equity Grants.”

(5)	As of December 31, 2009 the following non-employee directors held options to purchase the following number of shares of the Company’s common stock: Mr. Robison, 29,000 shares; Mr. Ruffle, 17,000 shares; Mr. Stachowiak, 5,000 shares; and Mr. Trotman, 17,000 shares. The options were granted under the Company’s 2006 Stock Incentive Plan. For further information concerning the grant of options to non-employee directors under such plan, see the section below entitled “2006 Stock Incentive Plan”.

Directors’ Annual Retainer Fees

In 2009, non-employee directors were paid an annual retainer of $20,000, payable quarterly. New board member Mr. Stachowiak was paid a $10,000 pro-rata share of the retainer. Non-employee directors also received reimbursement of expenses incurred in attending meetings. No payment is made for attendance at meetings by any director who is a full time employee of the Company.

Directors’ Equity Grants

Under the 2006 Stock Incentive Plan (the “2006 Stock Plan”), each individual who first becomes a non-employee director will, at the time of his or her election to the board, receive an option grant to purchase a specified number of shares of our common stock and a restricted stock unit award covering an additional number of shares of our common stock, provided that such individual has not previously been in the employ of the Company or any of its parents or subsidiaries. The specific number of shares subject to the initial award will be determined by the Compensation Committee of our Board of Directors, but will not exceed 10,000 shares for the option component or 3,000 shares for the restricted stock unit component. In addition, on the date of each Annual Shareholders Meeting, each individual who will continue to serve as a non-employee director will automatically be granted an option to purchase a specified number of shares of our common stock and a restricted stock unit award covering an additional number of shares of our common stock, provided such individual has served as a non-employee director for at least six months. The specific number of shares subject to the annual award will be determined by the Compensation Committee of our Board of Directors, but will not exceed 3,000 shares for the option component or 750 shares for the restricted stock unit component. There will be no limit on the number of such annual awards any one eligible non-employee director may receive over his or her period of continued service on the Board of Directors, and non-employee directors who have previously been in the Company’s employ will be eligible to receive one or more such annual awards over their period of service on the Board of Directors. Each initial stock option and restricted stock unit award will vest in four equal annual installments upon the individual’s completion of each year of service. Each annual stock option and restricted stock award will vest in one installment upon the individual’s completion of one year of board service.

On the day of the 2009 Annual Meeting, non-employee Board members Mr. Robison, Mr. Ruffle and Mr. Trotman each received an option to purchase 2,000 shares of the Company’s common stock at an exercise price of $2.10 per share, the fair market value of the Company’s common stock on that date, and a grant of 500 restricted stock units pursuant to the terms of the 2006 Plan. Upon joining the Board of Directors on September 10, 2009, Mr. Stachowiak received an initial award consisting of an option to purchase 5,000 shares of the Company’s stock at an exercise price of $2.82, the fair market value of the Company’s stock on that date, and a grant of 500 restricted stock units.

On the day of the 2010 Annual Meeting, upon re-election to the Board, non-employee Board members Mr. Robison, Mr. Ruffle, Mr. Stachowiak and Mr. Trotman will each receive an option to purchase 2,000 shares of the Company’s common stock at an exercise price per share equal to the fair market value of the Company’s common stock on the date of the Annual Meeting, and a grant of 500 restricted stock units pursuant to the terms of the 2006 Plan.

CERTAIN ADDITIONAL INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Shares as of April 1, 2010, of (i) each person known to the Company to own beneficially 5% or more of the Common Shares, (ii) each nominee for director of the Company, (iii) each executive officer named in the Summary Compensation Table, and (iv) all directors and executive officers as a group. Except as otherwise indicated in the footnotes to the table or for shares of common stock held in brokerage accounts, which may from time to time, together with other securities held in those accounts, serve as collateral for margin loans made from such accounts, none of the shares reported as beneficially owned are currently pledged as security for any outstanding loan or indebtedness.

	Common Shares Owned Beneficially
	Amount and Nature of
Name and Address of Beneficial Owner	Beneficial Ownership(2)	Percent of Class(3)

Directors and Named Officers
Ernest A. Bates, M.D.(1)	893,537	19.1%
Chairman of the Board and Chief Executive Officer
Olin C. Robison(1)(4)	28,350	*
John F. Ruffle(1)(4)	216,761	4.7%
Raymond C. Stachowiak(1)(4)	26,167	*
Stanley S. Trotman, Jr.(1)(4)	183,137	4.0%
Ernest R. Bates(1)(4)	75,345	1.6%
Vice President of Sales and Business Development
Craig K. Tagawa(1)(4)	104,823	2.3%
Senior Vice President, Chief Operating and Financial Officer
All Current Directors & Executive Officers as a Group (7 people)(4)	1,528,120	31.4%
5% or More Shareholders None

*	Less than 1%

(1)	The address of each such individual is c/o American Shared Hospital Services, Four Embarcadero Center, Suite 3700, San Francisco, California 94111.

(2)	Each person directly or indirectly has sole voting and investment power with respect to the shares listed under this column as being owned by such person.

(3)	Shares that any person or group of persons is entitled to acquire upon the exercise of options or warrants within 60 days after April 1, 2010, are treated as issued and outstanding for the purpose of computing the percent of the class owned by such person or group of persons but not for the purpose of computing the percent of the class owned by any other person.

(4)	Includes shares underlying options that are currently exercisable or will become exercisable within 60 days following April 1, 2010: Dr. Bates, 94,167 shares; Mr. Bates, 58,516 shares; Mr. Robison, 26,850 shares; Mr. Ruffle, 14,850 shares; Mr. Stachowiak, 1,167 shares; Mr. Trotman, 14,850 shares; Mr. Tagawa, 62,591 shares; and Directors and Executive Officers as a group, 272,991 shares.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion and Analysis

Introduction.  It is our intent in this Compensation Discussion and Analysis to inform our shareholders of the policies and objectives underlying the compensation programs for our three executive officers, Dr. Ernest A. Bates, Chairman of our Board and our Chief Executive Officer, Craig K. Tagawa, our Chief Financial Officer and Chief Operating Officer, and Ernest R. Bates, our Vice President of Sales and Business Development. The Compensation Committee of our Board of Directors administers the compensation programs for our executive officers with the objective of providing a competitive compensation package. However, we believe that the compensation paid to our executive officers should also be substantially dependent on our financial performance and the value created for our shareholders. For this reason, the Compensation Committee also utilizes our compensation programs to provide meaningful incentives for the attainment of our short-term and long-term strategic objectives and thereby reward those executive officers who make a substantial contribution to the attainment of those objectives.

Compensation Policy for Executive Officers.  We have designed the various elements comprising the compensation packages of our executive officers to achieve the following objectives:

•	attract, retain, motivate and engage executives with superior leadership and management capabilities,

•	provide an overall level of compensation to each executive officer which is externally competitive, internally equitable and performance-driven, and

•	ensure that total compensation levels are reflective of our financial performance and provide the executive officer with the opportunity to earn above-market total compensation for exceptional business performance.

Each executive officer’s compensation package typically consists of three elements: (i) a base salary, (ii) a cash bonus tied to our attainment of financial objectives or the individual officer’s personal performance, and (iii) long-term, stock-based incentive awards designed to align and strengthen the mutuality of interests between our executive officers and our shareholders. In determining the appropriate level for each element of such compensation, the Compensation Committee subjectively reviews and evaluates the level of performance of the Company and the executive’s level of individual performance and potential to contribute to the Company’s future growth, and seeks to set compensation at a level that is both reasonable and equitable based on that assessment. Consistent with our philosophy of emphasizing pay for performance, the total compensation packages are designed to pay above the target when the Company exceeds its goals and below the target when the Company does not achieve its goals.

Elements of Compensation.  Each of the three major elements comprising the compensation package for our executive officers (salary, bonus and equity) is designed to achieve one or more of our overall objectives in fashioning a competitive level of compensation, tying compensation to the attainment of one or more of our strategic business objectives and subjecting a substantial portion of the executive officer’s compensation to our financial success as measured in terms of our stock price performance. The manner in which the Compensation Committee has so structured each element of compensation may be explained as follows.

Base Salary.  The Compensation Committee reviews the base salary level of each executive officer each year. The base salary for the executive officers is determined on the basis of their level of responsibility, experience and individual performance. No changes were made in fiscal 2009.

Cash Incentive Compensation.  Because the Compensation Committee believes that the significant interests which Dr. Bates, Mr. Tagawa and Mr. Bates have in our common stock provide them with a substantial incentive to contribute to our financial success and the attainment of our financial goals, the Compensation Committee does not typically implement annual incentive compensation programs for them. From time to time, the Compensation Committee awards cash bonuses in recognition of their personal performance. However, for the 2009 fiscal year, no cash bonuses were awarded by the Compensation Committee to the Company’s executive officers.

In 2006 the Board approved the Company’s Long Term Incentive Compensation Plan (the “Incentive Plan”), which was subsequently approved by the Company’s shareholders at the 2006 Annual Meeting. The Compensation Committee has the discretion under the Incentive Plan to implement one or more performance periods, each consisting of one or more calendar years up to a maximum of five years. The Compensation Committee will establish the specific performance goals for each performance period and the specific formula for calculating the bonus to which the executive may become entitled within the first ninety days of that performance period, and will establish threshold, target and maximum levels of attainment. The maximum bonus payable per participant will be determined by multiplying the number of calendar years in the performance period by $250,000. To date, we have not used the Incentive Plan.

Equity Compensation.  In 2006 the Board approved the 2006 Stock Incentive Plan (the “2006 Plan”) to replace the Company’s 2001 Stock Option Plan, and the 2006 Plan was approved by our stockholders at the 2006 Annual Meeting. For many years stock option grants were the sole form of equity award granted to our executive officers, and we continue to use stock option grants to provide long-term incentives to our executive officers. However, we structured the 2006 Plan to provide us with more flexibility in designing equity incentives in an environment where a number of companies have moved from traditional option grants to other stock or stock-based awards, such as stock appreciation rights, restricted stock and restricted stock units. Accordingly, with the 2006 Plan, we have a broad array of equity incentives to utilize for purposes of attracting and retaining the services of key individuals, including stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards. We continue to rely on equity incentives because we believe that such incentives are necessary for us to remain competitive in the marketplace for executive talent and other key employees.

The Compensation Committee reviews and considers equity awards in connection with the annual review of the performance of our executive officers and other key employees. However, there may be variance from this practice when warranted by special circumstances. Each grant is designed to align the interests of the executive officer with those of the shareholders and to provide each individual with a significant incentive to manage the company from the perspective of an owner with an equity stake in the business. In past years, the equity awards have been in the form of stock options which generally vest and become exercisable in a series of installments over a five year service period, contingent upon the officer’s continued employment with us. Accordingly, each such option will provide a return to the executive officer only to the extent he remains employed with us during the vesting period, and then only if the fair market value of the underlying shares appreciates over the period between grant and exercise of the option. No options were awarded to the Company’s executive officers in 2009.

Market Timing of Equity Awards.  The Compensation Committee does not engage in any market timing of the equity awards made to the executive officers or other award recipients. As indicated above, awards for existing executive officers and employees are considered in connection with the annual review process which typically occurs in the fourth quarter each year. There is no established practice of timing our awards in advance of the release of favorable financial results or adjusting the award date in connection with the release of unfavorable financial developments affecting our business. Equity awards for new hires other than executive officers are typically made at the next scheduled Compensation Committee meeting following the employee’s hire date. All stock option grants issued under our 2006 Plan have an exercise price per share no less than the fair market value per share on the grant date.

Executive Officer Perquisites.  It is not our practice to provide our executive officers with any meaningful perquisites.

Other Programs.  Our executive officers are eligible to participate in our 401(k) plan and our flexible benefit plan on the same basis as all other regular U.S. employees.

Deferred Compensation Programs.  We have not implemented any non-qualified deferred compensation programs for our executive officers or any supplemental executive retirement plans.

Compliance with Internal Revenue Code Section 162(m).  Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers to the extent such compensation exceeds $1.0 million per covered officer in any year. The limitation applies only to compensation that is not considered to be performance-based under the terms of Section 162(m). The stock options which have been granted to date to our executive officers have been structured so as to qualify as performance based compensation. Non-performance-based compensation paid to such officers for 2009 did not exceed the $1.0 million limit per officer. However, we believe that in establishing the cash and equity incentive compensation programs for our executive officers, the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole governing factor. For that reason, we may deem it appropriate to provide one or more executive officers with the opportunity to earn incentive compensation, whether through cash bonuses under the 2006 Incentive Plan or through equity awards, which together with base salary in the aggregate may be in excess of the amount deductible by reason of Section 162(m) or other provisions of the Internal Revenue Code. We believe it is important to maintain cash and equity incentive compensation at the levels needed to attract and retain the executive officers essential to our success, even if all or part of that compensation may not be deductible by reason of the Section 162(m) limitation.

Summary Compensation Information

The following table provides certain summary information concerning the compensation earned for services rendered in all capacities to the Company and its subsidiaries for the year ended December 31, 2009 by the Company’s Chief Executive Officer, Chief Financial Officer and Vice President of Business Development. No other executive officers who would have otherwise been includable in such table on the basis of total compensation for the 2009 Fiscal Year are required to be included by reason of their termination of employment or change in executive status during that year. The listed individuals are hereinafter referred to as the “named executive officers.”

				Option	All Other
		Salary	Bonus	Awards	Compensation	Total
	Year	($) (1)	($) (2)	($) (3)	($) (4)	($)
Name and Principal Position (a)	(b)	(c)	(d)	(e)	(f)	(g)

Ernest A. Bates,	2009	475,000	0	0	33,108	508,108
M.D. Chairman of the Board and Chief Executive Officer	2008	475,000	47,500	40,500	29,316	592,316
Craig K. Tagawa,	2009	300,000	0	0	10,695	310,695
Chief Operating Officer and Chief Financial Officer	2008	300,000	30,000	0	16,268	346,268
Ernest R. Bates,	2009	250,000	0	0	15,607	265,607
Vice President of Business Development	2008	250,000	25,000	0	15,000	290,000

(1)	Includes amounts deferred under the Company’s Retirement Plan for Employees of American Shared Hospital Services, a qualified plan under section 401(k) of the Internal Revenue Code.

(2)	Bonuses were accrued in 2008 and paid in first quarter 2009.

(3)	The amounts in column (e) reflect the aggregate grant date fair value of stock options granted to each named executive officer, computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of this amount are included in Note 9 to the Company’s audited financial statements for the fiscal year ended December 31, 2009 and included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2010.

(4)	The amounts in column (f) include matching contributions under the Company’s 401K plan, automobile and parking allowance, income attributable to life insurance coverage paid by us, personal use of the Company’s leased apartment, and premiums paid by the Company for long term disability coverage.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning outstanding equity awards held by the named executive officers as of December 31, 2009.

	Option Awards
		Number of
	Number of	Securities
	Securities	Underlying
	Underlying	Unexercised
	Unexercised	Options
	Options	Unexercisable (#)	Option Exercise	Option Expiration
Name	Exercisable (#)	(1)	Price ($)	Date

Ernest A. Bates, M.D.	60,000	90,000	$3.036	December 5, 2014
	17,500	32,500	$2.959	March 7, 2015
Craig K. Tagawa	13,050	1,450	$6.16	June 15, 2015
	40,000	60,000	$2.76	December 5, 2014
Ernest R. Bates	28,333	21,667	$6.50	February 7, 2014
	10,000	15,000	$2.76	December 5, 2014

(1)	The option shares vest in five equal annual installments over the five year period measured from their issue date (which was seven years before the expiration date, or ten years in the case of Mr. Tagawa’s award expiring in 2015), provided each employee continues to provide services to the Company through each applicable vesting date. None of the option shares authorized under these awards had been exercised as of December 31, 2009.

Grants of Plan-Based Awards

There were no stock options or stock awards granted in 2009 to any of the Company’s executive officers named in the Summary Compensation Table.

Payments upon Termination or Change in Control

Under our 2006 Stock Plan, in the event a change in control occurs, each outstanding equity award under the Discretionary Grant Program will automatically accelerate in full, unless (i) that award is assumed by the successor corporation or otherwise continued in effect or (ii) the award is replaced with a cash retention program that preserves the spread existing on the unvested shares subject to that equity award (the excess of the fair market value of those shares over the exercise or base price in effect for the shares) and provides for subsequent payout of that spread in accordance with the same vesting schedule in effect for those shares. In addition, all unvested shares outstanding under the Discretionary Grant and Stock Issuance Programs will immediately vest upon the change in control, except to the extent our repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect. Each outstanding equity award under the Stock Issuance Program, including restricted stock units, will vest as to the number of shares of common stock subject to that award immediately prior to the change in control and the underlying shares will become immediately issuable, unless that equity award is assumed by the successor corporation or otherwise continued in effect or replaced with a cash retention program similar to the program described in clause (ii) above.

The plan administrator has the discretion to structure one or more equity awards under the 2006 Plan so that those equity awards will vest in full either immediately upon a change in control or in the event the individual’s service with us or the successor entity is terminated (actually or constructively) within a designated period following a change in control transaction, whether or not those equity awards are to be assumed or otherwise continued in effect or replaced with a cash retention program.

Options granted under our 1995 and 2001 Stock Option Plans provide that in the event of (i) a change in control of the company in which the holders of the Company’s common stock receive consideration other than shares of common stock registered under Section 12 of the Securities Exchange Act of 1934, (ii) any person acquiring beneficial ownership of 25% or more of either the corporation’s outstanding common stock or the company’s outstanding voting securities, or (iii) a hostile take-over of the Company’s board, options will be cancelled in exchange for a cash payment from the Company in an amount equal to the number of shares of common stock at that time subject to such option, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to the stockholders of the Company in any transaction whereby the change in control takes place or (B) the fair market value of a share of common stock on the date of occurrence of the change in control over the exercise price per share of common stock in effect under that option.

Upon a qualifying change in control of the Company, executive officers would potentially receive compensation pursuant to unvested option grants originally awarded under the 1995 plan. Only Mr. Tagawa has options awarded under the 1995 plan. Assuming a change in control occurred on December 31, 2009 and the change in control consideration paid per share was equal to the closing selling price of our common stock on December 31, 2009, which was $2.88 per share, the option strike price for his award under the 1995 plan is greater than the closing selling price on that date, and so no compensation would have been paid to him.

Shares Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2009 with respect to shares of our common stock that may be issued under our existing equity compensation plan.

Number of Shares to
	be Issued upon	Weighted Average
	Exercise of	Exercise Price of	Number of Shares
	Outstanding Options,	Outstanding Options,	Remaining Available for
Plan Category	Warrants and Rights	Warrants and Rights	Future Issuance

Equity compensation plans approved by security holders (1)	600,930(2)	$3.72(3)	142,070(4)
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	600,930	$3.72	142,070

(1)	Consists of our 2006 Plan.

(2)	Includes 2,000 shares of our common stock subject to restricted stock unit awards that will entitle each holder to one share of our common stock for each such unit that vests over the holder’s period of continued service.

(3)	Calculated without taking into account 2,000 shares of common stock subject to outstanding restricted stock unit awards that will become issuable, as those units vest, without any cash consideration or other payment required for such shares.

(4)	Shares reserved for issuance under the 2006 Plan may be issued upon the exercise of stock options or stock appreciation rights, through direct stock issuances or pursuant to restricted stock units or other stock based awards that vest upon the attainment of prescribed performance milestones or the completion of designated service periods.

Compliance with Section 16(a) under the Securities Exchange Act of 1934

Reports filed under the Exchange Act and received by the Company on or after January 1, 2009, indicate that during 2009 directors, officers and 10% shareholders of the Company filed all required reports within the periods established by applicable rules, with the following exceptions: (1) On May 28, 2009 John F. Ruffle acquired 500 shares of the Company’s stock, which was not reported to the Securities and Exchange Commission until August 25, 2009; (2) On May 28, 2009 Olin C. Robison acquired 500 shares of the Company’s stock, which was not reported to the Securities and Exchange Commission until August 25, 2009; (3) On May 28, 2009 Stanley S. Trotman, Jr. acquired 500 shares of the Company’s stock, which was not reported to the Securities and Exchange Commission until November 5, 2009; (4) On August 20, 2009 Ernest A. Bates, M.D. sold 50,000 shares of the Company’s stock, which was not reported to the Securities and Exchange Commission until August 26, 2009; (5) On August 20, 2009 Craig K. Tagawa sold 10,000 shares of the Company’s stock, which was not reported to the Securities and Exchange Commission until August 26, 2009.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Compensation Committee Interlocks and Insider Participation

None.

Policies and Procedures

The Audit Committee of the Board of Directors is responsible for reviewing and approving all related party transactions as defined under Securities and Exchange Commission rules and regulations. While we do not have a formal written policy or procedure for the review, approval or ratification of related party transactions, the audit committee must review the material facts of any such transaction and approve that transaction.

To identify related party transactions, each year we submit and require our directors and officers to complete director and officer questionnaires identifying transactions with the Company in which the director or officer or their family members have a conflict of interest. The Company reviews the questionnaire for potential related party transactions. In addition, at any scheduled meeting of the audit committee, management may recommend related party transactions to the committee, including the material terms of the proposed transactions, for its consideration.

In making its decision to approve or ratify a related party transaction, the audit committee will consider all relevant facts and circumstances available to the committee, including factors such as the aggregate value of the transaction, whether the terms of the related party transaction are no less favorable than terms generally available in an arms’ length transaction and the benefit of such transaction to us.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report by reference therein.

The Audit Committee of the Board of Directors consists of four directors, all of whom are ‘independent’ as defined in the listing standards of the AMEX. The primary purpose of the Audit Committee is to review the financial reporting and internal controls of the Company, to appoint independent auditors, to review the reports of such auditors, and to review annually the Audit Committee charter. During 2009, the Audit Committee held seven meetings, three of which were held telephonically. Mr. Ruffle is Chair of the Audit Committee.

The Audit Committee reviewed and held discussions with management and the independent auditors regarding the financial statements of the Company for the fiscal year ended December 31, 2009. These discussions included the quality of the Company’s internal controls, the audit plans, audit scope and identification of audit risks. In addition, the Committee assured that the independent auditors reviewed and discussed with management the interim financial reports prior to each quarterly earnings announcement.

The Company’s independent auditors provided a formal written statement that described all relationships between the auditors and the Company with respect to the auditors’ independence within the meaning of the federal securities laws administered by the US Securities and Exchange Commission, and the Audit Committee satisfied itself as to the auditors’ independence.

The Audit Committee discussed with the Independent Registered Public Accounting Firm all matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with and without the presence of management, reviewed and discussed the results of the independent auditors’ examination of the Company’s financial statements. Management, being responsible for the Company’s financial statements, represented that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The independent auditors are responsible for the examination of those statements.

Based on the Audit Committee’s discussions with management and the independent auditors, and the Audit Committee’s review as described previously, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

John F. Ruffle (chairman)
Olin C. Robison
Raymond C. Stachowiak
Stanley S. Trotman, Jr.

PROPOSAL NO. 2

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2006 STOCK INCENTIVE PLAN

Our shareholders are being asked to approve an amendment and restatement of our 2006 Stock Incentive Plan (the “Plan”) that will effect the following principal changes:

(i) The number of shares of our common stock reserved for issuance under the Plan will be increased by an additional 880,000 shares, from 750,000 shares to 1,630,000 shares.

(ii) The number of shares of our common stock that may be issued pursuant to tax-favored incentive stock options under Section 422 of the Internal Revenue Code (the “Code”) will be increased by the same 880,000 share increase to the authorized reserve under the Plan.

(iii) The number of shares of our common stock reserved for award and issuance under the Plan will be reduced by a ratio of 1.59 shares of common stock for each share of common stock that is issued pursuant to a Full Value Award (as such term is defined below) made under the Plan after March 18, 2010. For all other share issuances under the Plan, the share reserve will continue to be reduced on a one-for-one basis.

(iv) A new Incentive Bonus Program will be added, pursuant to which eligible persons may be provided with incentive bonus opportunities through performance unit awards and special cash incentive programs tied to the attainment of pre-established performance milestones. Awards under such program may be structured to qualify as performance-based compensation for purposes of Section 162(m) of the Code, as described below.

(v) The limit on the number of shares of common stock for which awards may be made to any one participant in any calendar year will be changed from a single 150,000-share limitation to the following limits:

•	for awards denominated in terms of shares of our common stock, the maximum number of shares of common stock for which such awards may be made to any one person in any calendar year will not exceed 150,000 shares in the aggregate; provided, however, that for a calendar year in which a person first commences service, the foregoing limitation will be increased to 200,000 shares; and

•	for awards denominated in terms of cash and subject to one or more performance-vesting conditions, the maximum dollar amount for which such awards may be made to any one person in any calendar year will not exceed $1,500,000.00 for each calendar year within the applicable performance measurement period, with any such performance period not to exceed five (5) years and with pro-ration based on the foregoing dollar amount in the event of any fractional calendar year included within such performance period.

(vi) Any accrued dividend equivalents on performance-based awards will be subject to the attainment of the applicable performance goals for those awards.

(vii) No out-of-the money stock options or stock appreciation rights may be cashed out without shareholder approval. Such prohibition will be in addition to the pre-existing provisions of the Plan that preclude the repricing of outstanding stock options and stock appreciation rights without shareholder approval.

(viii) There will be express authorization for certain adjustments to outstanding awards upon a change in control transaction, including the conversion of performance-based awards into service-only vesting awards upon their assumption in a change in control transaction effected prior to the completion of the applicable performance period.

(ix) There will be express authorization for the plan administrator to implement a non-employee Board member retainer fee deferral program under the Plan that would allow the non-employee Board members the opportunity to elect to convert the Board retainer fee to be earned for a particular year into restricted stock units that defer the issuance of the shares of common stock that vest under those restricted stock units until the individual’s cessation of Board service or other permissible date or event under Code Section 409A.

(x) The Plan has been renamed the Incentive Compensation Plan.

The Board adopted the amended and restated Plan by unanimous written consent on April 20, 2010, subject to shareholder approval at the Annual Meeting.

The proposed revisions contemplated by the amended and restated Plan are designed to assure that we will have a sufficient share reserve to fund future equity incentive awards to individuals in our employ or service who are essential to its financial success and long-term growth. In addition, the Plan as so amended and restated will continue to provide us with the flexibility needed to structure awards in a tax efficient manner and in a manner that will attract and retain talented and skilled individuals who have the potential to make significant contributions to our business and our overall growth and development. As indicated more specifically below, shareholder approval of the amended and restated Plan will also constitute approval of the various performance goals upon which specific vesting targets may be established for awards made under the Plan that are intended to qualify as performance-based compensation under Code Section 162(m) and the per participant limitations imposed under the Plan on such awards.

Should the amended and restated Plan not be approved by the shareholders, then the changes summarized in items (i)-(v), (vii) and (x) above will not be implemented. However, the changes summarized in items (vi), (viii) and (ix) above will be implemented, and the Plan as so revised will continue in full force and effect until its scheduled February 22, 2016 expiration date or any earlier termination date in accordance with the provisions of the Plan.

Summary Description of the Plan

The principal terms and provisions of the Plan are summarized below. The summary, however, is not intended to be a complete description of all the terms of the Plan and is qualified in its entirety by reference to the complete text of the Plan. Any shareholder who wishes to obtain a copy of the actual Plan document may do so upon written request to our Corporate Secretary at our principal offices at Four Embarcadero Center, Suite 3700, San Francisco, CA 94111.

Incentive Programs.  The Plan consists of four separate equity incentive programs: (i) the discretionary grant program, (ii) the stock issuance program, (iii) the incentive bonus program and (iv) the automatic grant program for the non-employee members of our Board of Directors. The principal features of each program are described below.

Types of Awards.  The various types of equity incentives which may be issued under the Plan (collectively, the “Awards”) are as follows: (i) stock options and stock appreciation rights under the discretionary grant program, (ii) stock bonuses and stock issuances pursuant to restricted stock awards, restricted stock units, performance shares and other stock-based awards under the stock issuance program, (iii) cash bonus awards, performance unit awards and dividend equivalent rights under the incentive bonus program (iv) and stock options and restricted stock unit awards to our non-employee Board members under the automatic grant program.

Administration.  The compensation committee of our Board of Directors will have the exclusive authority to administer the discretionary grant, incentive bonus and stock issuance programs with respect to Awards made to our executive officers and Board members and will also have the authority to make Awards under those programs to all other eligible individuals. However, our Board of Directors may at any time appoint a secondary committee of one or more Board members to have separate but concurrent authority with the compensation committee to make Awards under those programs to individuals other than executive officers and Board members.

The term “plan administrator,” as used in this summary, will mean our compensation committee and any secondary committee, to the extent each such entity is acting within the scope of its administrative authority under the Plan.

The compensation committee will have limited discretion under the automatic grant program to determine the number of shares subject to each option grant and restricted stock unit award made under that program, up to the maximum number of shares permissible per grant or award, but all option grants and restricted stock unit awards will otherwise be made in strict compliance with the express terms of that program.

Eligibility.  Officers and employees, as well as independent consultants and contractors, in our employ or in the employ of our parent or subsidiary companies (whether now existing or subsequently established) will be eligible to participate in the discretionary grant, incentive bonus and stock issuance programs. The non-employee members of our Board of Directors will also be eligible to participate in those programs as well as the automatic grant program. As of March 31, 2010, approximately eleven persons (including three executive officers) were eligible to participate in the discretionary grant, incentive bonus and stock issuance programs, and four non-employee Board members were eligible to participate in those programs and the automatic grant program.

Securities Subject to Plan.  If the Plan is approved by our shareholders, 1,630,000 shares of our common stock will initially be reserved for issuance over the term of the Plan. Such share reserve will be comprised of the following components: (i) the 750,000 shares initially reserved for issuance under the Plan (which included the number of shares of common stock available for issuance under the predecessor plans on June 28, 2006, including the shares subject to options outstanding at that time under the predecessor plans), and (ii) an additional share increase of 880,000 shares. The shares of common stock issuable under the Plan may be drawn from shares of our authorized but unissued common stock or from shares of our common stock that the Company acquires, including shares purchased on the open market or in private transactions.

As of March 31, 2010, 598,930 shares in the aggregate were subject to outstanding options under the Plan (including 97,030 shares subject to outstanding options granted under the predecessor plans that were transferred to the Plan), 2,000 shares were subject to unvested restricted stock units under the Plan, 7,000 shares had been issued under the Plan, and 1,022,070 shares remained available for future award under the Plan, assuming shareholder approval of the 880,000-share increase that forms part of this proposal.

Share Counting Provisions.  The number of shares of common stock reserved for award and issuance under the Plan will be reduced: (i) on a one-for-one basis for each share of common stock subject to an Award made under the discretionary grant program or subject to a stock option grant made under the automatic grant program, (ii) on a one-for-one basis for each share of common stock issued pursuant to a Full Value Award made under the stock issuance, incentive bonus and automatic grant programs prior to March 18, 2010 and (iii) by a fixed ratio of 1.59 shares of common stock for each share of common stock issued pursuant to a Full Value Award made under the stock issuance, incentive bonus and automatic grant programs on or after March 18, 2010.

For such purpose, a Full Value Award will be any of the following Awards made under the stock issuance, incentive bonus or automatic grant programs of the Plan that are settled in shares of our common stock: restricted stock awards (unless issued for cash consideration equal to the fair market value of the shares of common stock on the award date), restricted stock units, performance shares, performance units, and any other share-settled awards under the Plan other than (i) stock options and stock appreciation rights issued under the discretionary grant program, (ii) stock options issued under the automatic grant program and (iii) dividend equivalent rights under the incentive bonus program.

Shares of common stock subject to outstanding Awards made under the Plan (including the options transferred from the predecessor plans) will be available for subsequent issuance under the Plan to the extent those awards expire or terminate for any reason prior to the issuance of the shares of common stock subject to those awards. Such shares will be added back to the number of shares of common stock reserved for award and issuance under the Plan as follows:

•	For each share of common stock subject to such an expired, forfeited, cancelled or terminated award made under the discretionary grant program (including the options transferred from the predecessor plans) or subject to an option grant made under the automatic grant program, one share of common stock will become available for subsequent award and issuance under the Plan,

•	For each share of common stock subject to a forfeited or cancelled Full Value Award made under the stock issuance, automatic grant or incentive bonus program prior to March 18, 2010, one share will become available for subsequent award and issuance.

•	For each share of common stock subject to a forfeited or cancelled Full Value Award made under the stock issuance, automatic grant or incentive bonus program on or after March 18, 2010, 1.59 shares will become available for subsequent award and issuance.

•	For each unvested share of common stock issued under the discretionary grant or stock issuance program for cash consideration not less than the fair market value per share of common stock on the award date and subsequently repurchased by us, at a price per share not greater than the original issue price paid per share, pursuant to our repurchase rights under the Plan, one share will become available for subsequent award and issuance under the Plan.

There are no net counting provisions in effect under the Plan. Accordingly, the following share counting procedures will apply in determining the number of shares of common stock available from time to time for issuance and award under the Plan:

•	Should the exercise price of an option be paid in shares of our common stock, then the number of shares reserved for issuance under the Plan will be reduced by the gross number of shares for which that option is exercised, and not by the net number of new shares issued under the exercised option.

•	Should shares of common stock otherwise issuable under the Plan be withheld by us in satisfaction of the withholding taxes incurred in connection with the exercise, issuance or vesting of an Award, then the number of shares of common stock available for issuance under the Plan will be reduced on the basis of the full number of shares that were issuable under the Award, and not on the basis of the net number of shares actually issued after any such share withholding.

•	Upon the exercise of any stock appreciation right granted under the Plan, the share reserve will be reduced by the gross number of shares as to which such stock appreciation right is exercised, and not by the net number of shares actually issued upon such exercise.

Award Limitations.  Awards made under the Plan will be subject to the following per-participant limitations in order to provide the plan administrator with the opportunity to structure one or more of those awards as performance-based compensation under Section 162(m) of the Code:

•	For awards denominated in shares of our common stock at the time of grant (whether payable in common stock, cash or a combination of both), a participant in the Plan may not receive awards for more than 150,000 shares of our common stock in the aggregate. However, for the calendar year in which such person first commences service, the foregoing limitation will be increased to 200,000 shares. Such share limitations will be subject to adjustment from time to time for stock splits, stock dividends and similar transactions affecting the number of outstanding shares of our common stock. Shareholder approval of this proposal will also constitute approval of those share limitations for purposes of Section 162(m). Accordingly, such limitations will assure that any deductions to which we would otherwise be entitled upon the exercise of stock options or stock appreciation rights granted under the Plan will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per executive officer imposed under Section 162(m). In addition, shares issued under the stock issuance and incentive bonus programs may also qualify as performance-based compensation that is not subject to the Section 162(m) limitation, if the vesting of those shares is tied to the attainment of the corporate performance milestones discussed below in the summary description of the stock issuance program.

•	For performance-based awards denominated in cash dollars at the time of grant (whether payable in cash, shares of our common stock, or both), a participant in the Plan may not receive awards that exceed in the aggregate $1,500,000.00 for each calendar year within the applicable performance measurement period, with such performance period limited to a maximum of 5 years and with pro-ration based on such dollar limit for any fractional year included within such performance period. Shareholder approval of this proposal will also constitute approval of that $1,500,000.00 limitation for purposes of Section 162(m). Accordingly, such limitation will assure that any deductions to which we would otherwise be entitled upon the payment of cash bonuses or the settlement of performance units under the incentive bonus plan will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per executive officer imposed under Section 162(m), to the extent the vesting of those awards is tied to the attainment of one or more of the corporate performance milestones discussed below in the summary description of the stock issuance program.

ISO Limitation.  The maximum number of shares of common stock which may be issued under the Plan pursuant to options intended to qualify as incentive stock options under the federal tax laws may not exceed 1,630,000 shares in the aggregate (assuming shareholder approval of the 880,000-share increase that forms part of this proposal), subject to adjustment from time to time for stock splits, stock dividends and similar transactions affecting the number of outstanding shares of our common stock.

Equity Incentive Programs

Discretionary Grant Program.  Under the discretionary grant program, eligible persons may be granted options to purchase shares of our common stock or stock appreciation rights tied to the value of our common stock. The plan administrator will have complete discretion to determine which eligible individuals are to receive such Awards, the time or times when those Awards are to be made, the number of shares subject to each such Award, the vesting schedule (if any) to be in effect for the Award, the maximum term for which the Award is to remain outstanding and the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws.

Each granted option will have an exercise price per share determined by the plan administrator, but the exercise price will not be less than one hundred percent of the fair market value of the option shares on the grant date. No granted option will have a term in excess of seven years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date. However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares. The shares acquired under such immediately exercisable options will be subject to repurchase by us, at the lower of the exercise price paid per share or the fair market value per share, if the optionee ceases service prior to vesting in those shares.

Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options to the extent exercisable for vested shares. The plan administrator will have complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s actual cessation of service.

The Plan will allow the issuance of two types of stock appreciation rights under the discretionary grant program:

•	Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from us in an amount equal to the excess of (i) the fair market value of the vested shares of our common stock subject to the surrendered option over (ii) the aggregate exercise price payable for those shares.

•	Stand-alone stock appreciation rights allow the holders to exercise those rights as to a specific number of shares of our common stock and receive in exchange an appreciation distribution from us in an amount equal to the excess of (i) the fair market value of the shares of common stock as to which those rights are exercised over (ii) the aggregate base price in effect for those shares. The base price per share may not be less than the fair market value per share of our common stock on the date the stand-alone stock appreciation right is granted, and the right may not have a term in excess of seven years.

The distribution with respect to any exercised tandem or stand-alone stock appreciation right will be made in shares of our common stock. Stock appreciation rights will remain exercisable for a limited period following the holder’s cessation of service, but only to the extent those rights are exercisable at the time of such cessation of service. The plan administrator will have complete discretion to extend the period following the holder’s cessation of service during which his or her outstanding stock appreciation rights may be exercised and/or to accelerate the exercisability or vesting of those stock appreciation rights in whole or in part. Such discretion may be exercised at any time while the stock appreciation right remains outstanding, whether before or after the holder’s actual cessation of service.

Repricing Prohibition.  The plan administrator may not implement any of the following repricing/cash-out programs without obtaining stockholder approval: (i) the cancellation of outstanding options or stock appreciation rights in return for new options or stock appreciation rights with a lower exercise price per share, (ii) the cancellation of outstanding options or stock appreciation rights with exercise prices per share in excess of the then current fair market value per share of our common stock for consideration payable in cash, equity securities or in the form of any other award under the Plan, except in connection with a change in control transaction, or (iii) the direct reduction of the exercise price in effect for outstanding options or stock appreciation rights.

Stock Issuance Program.  Shares may be issued under the stock issuance program subject to performance or service vesting requirements established by the plan administrator. Shares may also be issued as a fully-vested bonus for past services without any cash outlay required of the recipient. Shares of our common stock may also be issued under the program pursuant to restricted stock units which entitle the recipients to receive those shares upon the attainment of designated performance goals or the completion of a prescribed service period or upon the expiration of a designated time period following the vesting of those units, including (without limitation), a deferred distribution date following the termination of the recipient’s service with us. Performance shares may also be issued under the program in accordance with the following parameters:

•	The vesting of the performance shares will be tied to the attainment of corporate performance objectives over a specified performance period, all as established by the plan administrator at the time of the award.

•	At the end of the performance period, the plan administrator will determine the actual level of attainment for each performance objective and the extent to which the performance shares awarded for that period are to vest and become payable based on the attained performance levels.

•	The performance shares which so vest will be paid as soon as practicable following the end of the performance period, unless such payment is to be deferred for the period specified by the plan administrator at the time the performance shares are awarded or the period selected by the participant in accordance with the applicable requirements of Internal Revenue Code Section 409A.

•	Performance shares may be paid in cash or shares of our common stock.

•	Performance shares may also be structured so that the shares are convertible into shares of our common stock, but the rate at which each performance share is to so convert will be based on the attained level of performance for each applicable performance objective.

The plan administrator has complete discretion under the program to determine which eligible individuals are to receive awards under the stock issuance program, the time or times when those awards are to be made, the form of those awards, the number of shares subject to each such award, the vesting schedule to be in effect for the award, the issuance schedule for the shares which vest under the award and the cash consideration (if any) payable per share.

In order to assure that the compensation attributable to one or more Awards under the program will qualify as performance-based compensation which will not be subject to the $1 million limitation on the income tax deductibility of the compensation paid per executive officer which is imposed under Internal Revenue Code Section 162(m), the plan administrator will also have the discretionary authority to structure one or more of those Awards so that the underlying shares of common stock will vest only upon the achievement of certain pre-established corporate performance goals based on one or more of the following criteria: (1) return on total shareholder equity; (2) earnings per share; (3) net income or operating income (before or after taxes); (4) earnings before interest, taxes, depreciation and amortization; (5) earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, (6) sales or revenue targets; (7) return on assets, capital or investment; (8) cash flow; (9) market share; (10) cost reduction goals; (11) budget comparisons; (12) measures of customer satisfaction; (13) any combination of, or a specified increase in, any of the foregoing; (14) new product development or successful completion of research and development projects; and (15) the formation of joint ventures, research or development collaborations, or the completion of other corporate transactions intended to increase our revenue or profitability or enhance our customer base. In addition, such performance goals may be based upon the attainment of specified levels of our performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of our business units or divisions or any parent or subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned. In addition, the performance goals may be subject to adjustment for one or more of the following items: (A) asset impairments or write-downs; (B) litigation or governmental investigation expenses and judgments, verdicts and settlements in connection therewith; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) any extraordinary or nonrecurring items; (F) items of income, gain, loss or expense attributable to the operations of any acquired business and costs and expenses incurred in connection with mergers and acquisitions; (G) items of income, gain, loss or expense attributable to one or more business operations divested by us or the gain or loss realized upon the sale of any such business or the assets thereof, (H) accruals for bonus or incentive compensation costs and expenses associated with cash-based awards made under the Plan or our other bonus or incentive compensation plans, and (I) the impact of foreign currency fluctuations or changes in exchange rates.

Stockholder approval of this proposal will also constitute approval of the foregoing performance goals for purposes of establishing the specific vesting targets for one or more awards under the Plan that are intended to qualify as performance-based compensation under Section 162(m).

Outstanding awards under the stock issuance program will automatically terminate, and no shares of our common stock will actually be issued in satisfaction of those awards, if the performance goals or service requirements established for such awards are not attained. However, the plan administrator will have the discretionary authority to issue shares of our common stock in satisfaction of one or more outstanding awards as to which the designated performance goals or service requirements are not attained. In no event, however, will any vesting requirements tied to the attainment of performance objectives be waived with respect to awards which were intended at the time of issuance to qualify as performance-based compensation under Section 162(m), except in the event of the participant’s death or disability or in connection with a change in control of the company, as described under the heading “General Provisions — Change in Control.”

Incentive Bonus Program.  Cash bonus awards, performance unit awards and dividend equivalent rights may be awarded under the incentive bonus program. Cash bonus awards will vest over an eligible individual’s designated service period or upon the attainment of pre-established performance goals. Performance unit awards will be subject to the following parameters:

•	A performance unit will represent either (i) a unit with a dollar value tied to the level at which pre-established corporate performance objectives based on one or more performance goals are attained or (ii) a participating interest in a special bonus pool tied to the attainment of pre-established corporate performance objectives based on one or more performance goals. The amount of the bonus pool may vary with the level at which the applicable performance objectives are attained, and the value of each performance unit which becomes due and payable upon the attained level of performance will be determined by dividing the amount of the resulting bonus pool (if any) by the total number of performance units issued and outstanding at the completion of the applicable performance period.

•	Performance units may also be structured to include a service-vesting requirement which the participant must satisfy following the completion of the performance period in order to vest in the performance units awarded with respect to that performance period.

•	Performance units which become due and payable following the attainment of the applicable performance objectives and the satisfaction of any applicable service-vesting requirement may be paid in cash or shares of our common stock valued at fair market value on the payment date.

Dividend equivalent rights may be issued as stand-alone awards or in tandem with other awards made under the Plan. Each dividend equivalent right award will represent the right to receive the economic equivalent of each dividend or distribution, whether in cash, securities or other property (other than shares of our common stock) which is made per issued and outstanding share of our common stock during the term the dividend equivalent right remains outstanding. Payment of the amounts attributable to such dividend equivalent rights may be made, in cash or shares of our common stock, either concurrently with the actual dividend or distribution made per issued and outstanding share of our common stock or may be made subject to a specified vesting schedule or a deferred payment date. However, any amounts attributable to dividend equivalent rights relating to an award subject to performance-vesting requirements will not vest or become payable prior to the vesting of that award upon the attainment of the applicable performance goals and will, accordingly, be subject to cancellation and forfeiture to the same extent as the underlying award in the event the performance goals are not attained.

The plan administrator has complete discretion under the program to determine which eligible individuals are to receive such awards under the program, the time or times when those awards are to be made, the form of each such award, the performance objectives for each such award, the amount payable at one or more designated levels of attained performance, any applicable service vesting requirements, the payout schedule for each such award and the method by which the award is to be settled (cash or shares of our common stock).

In order to assure that the compensation attributable to one or more awards under the program will qualify as performance-based compensation which will not be subject to the $1 million limitation on the income tax deductibility of the compensation paid per executive officer which is imposed under Code Section 162(m), the plan administrator also has the discretionary authority to structure one or more awards under the incentive bonus program so that those awards will vest only upon the achievement of certain pre-established corporate performance goals based on one or more of the performance goals described above in the summary of the stock issuance program.

The plan administrator has the discretionary authority at any time to accelerate the vesting of any and all awards outstanding under the incentive bonus program. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to awards which were intended at the time of issuance to qualify as performance-based compensation under Section 162(m), except in the event of the participant’s death or disability or in connection with a change in control as described under the heading “General Provisions — Change in Control.”

Automatic Grant Program.  Under the automatic grant program, non-employee Board members will receive a series of automatic grants of stock options and restricted stock unit awards over their period of Board service. All grants under the automatic grant program will be made in strict compliance with the express provisions of such program, and shareholder approval of this proposal will also constitute pre-approval of each option grant and restricted stock unit award made under the automatic grant program on or after the date of the Annual Meeting and the subsequent exercise of those options and the subsequent issuance of the shares subject to those restricted stock unit awards in accordance with the terms of the program summarized below.

Two types of awards will be made under the program:

Initial Awards.  Each individual who first becomes a non-employee member of the Board will at the time of his or her election to the board, receive an option grant to purchase a specified number of shares of our common stock and a restricted stock unit award covering an additional number of shares of our common stock, provided that such individual has not previously been in our employ or employ of any parent or subsidiary company. The specific number of shares subject to the initial award will be determined by the compensation committee of our Board of Directors, but will not exceed 10,000 shares for the option component or more than 3,000 shares for the restricted stock unit component.

Annual Award.  On the date of each annual shareholders meeting, each individual who will continue to serve as a non-employee Board member will automatically be granted an option to purchase a specified number of shares of our common stock and a restricted stock unit award covering an additional number of shares of our common stock, provided such individual has served as a non-employee Board member for at least six (6) months. The specific number of shares subject to the initial award will be determined by the compensation committee of our Board of Directors, but will not exceed 3,000 shares for the option component or more than 1,000 shares for the restricted stock unit component. There will be no limit on the number of such annual awards any one eligible non-employee member of the Board may receive over his or her period of continued service on the Board, and non-employee members of the Board who have previously been in our employ will be eligible to receive one or more such annual awards over their period of service on the Board.

It is currently anticipated that the annual award to the non-employee Board members at the Annual Meeting will be comprise of an option grant for 2,000 shares and a restricted stock unit award for an additional 500 shares.

Each option grant under the program will have an exercise price per share equal to the fair market value per share of our common stock on the grant date and will have a term of seven years, subject to earlier termination following the optionee’s cessation of Board service. The option will be immediately exercisable for all of the option shares; however, we may repurchase, at the lower of the exercise price paid per share or the fair market value per share, any shares purchased under the option which are not vested at the time of the optionee’s cessation of Board service. The shares subject to each initial automatic option grant will vest in four successive equal annual installments upon the optionee’s completion of each year of Board service over the four-year period measured from the grant date. The shares subject to each annual automatic option grant made to a continuing Board member will vest upon the earlier of (i) that individual’s completion of one year of Board service measured from the grant date or (ii) such individual’s continuation in Board service through the day immediately preceding the date of the next annual shareholders meeting following such grant date. However, the shares will immediately vest in full upon the optionee’s death or disability while a Board member or upon the occurrence of certain changes in ownership or control.

The option grants under the automatic option grant program will be taxable as non-statutory options under the Federal income tax laws.

The initial restricted stock unit award made to a newly elected or appointed non-employee Board member will vest in a series of four (4) successive equal annual installments upon his or her completion of each year of Board service over the four (4)-year period measured from the award date. Each annual restricted stock unit award made to a continuing non-employee Board member will vest upon his or her continuation in Board service through the earlier of (i) the completion of the one (1)-year period of service measured from the award date or (ii) the individual’s continuation in such service capacity through the day immediately preceding the next annual shareholders meeting following such award date. However, each restricted stock unit award held by a non-employee Board member under the automatic grant program will immediately vest in full upon certain changes in control or ownership or his or her cessation of Board service by reason of death or disability. As the restricted stock units vest in one or more installments, the shares of common stock underlying those vested units will be promptly issued.

The plan administrator may implement a non-employee Board member retainer fee deferral program under the Plan that would allow the non-employee Board members the opportunity to elect, prior to the start of each calendar year, to convert the Board retainer fee to be earned for such year into restricted stock units under the stock issuance program that defer the issuance of the shares of common stock that vest under those restricted stock units until their cessation of Board service or other permissible date or event under Code Section 409A.

Stock Awards

The following table sets forth, as to our Chief Executive Officer, our Chief Financial Officer, our other named executive officers (as identified in the Summary Compensation Table, which appears elsewhere in this proxy statement) and the other individuals and groups indicated, the number of shares of our common stock subject to option grants made under the Plan from January 1, 2009 through March 31, 2010, together with the weighted average exercise price per share in effect for such option grants.

	Number of
	Shares	Weighted
	Underlying	Average
	Options	Exercise Price
Name and Position	Granted(#)	Per Share($)

Ernest A. Bates, M.D.	None
Ernest R. Bates	None
Craig K. Tagawa	None
All current executive officers as a group (3 persons)	None
Non-employee directors:
Olin C. Robison	2,000	$2.10
John F. Ruffle	2,000	$2.10
Raymond C. Stachowiak	5,000	$2.82
Stanely S. Trotman, Jr.	2,000	$2.10
All current non-employee directors as a group (4 persons)	11,000	$2.43
All employees, including current officers who are not executive officers, as a group (8 persons)	None

The following table sets forth, as to our Chief Executive Officer, our Chief Financial Officer, our other named executive officers (as identified in the Summary Compensation Table, which appears elsewhere in this proxy statement) and the other individuals and groups indicated, the number of shares of common stock subject to restricted unit awards made in the aggregate under the Plan from January 1, 2009 through March 31, 2010.

Number of Shares Subject to
Name and Position	Restricted Stock Unit Award (#)

Ernest A. Bates, M.D.	None
Ernest R. Bates	None
Craig K. Tagawa	None
All current executive officers as a group (3 persons)	None
Non-employee directors:
Olin C. Robison	500
John F. Ruffle	500
Raymond C. Stachowiak	500
Stanely S. Trotman, Jr.	500
All current non-employee directors as a group (4 persons)	2,000
All employees, including current officers who are not executive officers, as a group (8 persons)	None

New Plan Benefits

No Awards will be made on the basis of the amendments to the Plan that are the subject of this proposal prior to shareholder approval of this proposal at the Annual Meeting. The following continuing non-employee Board members will each receive an automatic option grant for 2,000 shares of our common stock and a restricted stock unit award covering an additional 500 shares upon his election to the Board at the Annual Meeting: Olin Robison, John Ruffle, Raymond Stachowiak and Stanley Trotman, Jr. Each such option grant will have an exercise price per share equal to the fair market value per share of our common stock on the grant date.

General Provisions

Vesting Acceleration.  In the event there should occur a change in control, the following special vesting acceleration provisions will be in effect for all outstanding awards under the discretionary grant, stock issuance and incentive bonus programs:

(i) Each outstanding award will automatically accelerate in full upon a change in control, if that award is not assumed or otherwise continued in effect by the successor corporation or replaced with an incentive program which preserves the intrinsic value of the award and provides for the subsequent vesting and concurrent payout of that value in accordance with the same vesting schedule in effect for that award.

(ii) To the extent any outstanding award is subject to performance vesting upon the attainment of one or more specified performance goals, then upon the assumption, continuation or replacement of that award in a change in control transaction, the performance vesting condition will terminate, and such award will thereupon be converted into a service-vesting award that will vest upon the completion of a service period co-terminous with the portion of the performance period (and any subsequent service — vesting component that was part of the original award) remaining at the time of the change in control.

(iii) The plan administrator will have complete discretion to grant one or more awards which will vest in the event the individual’s service with us or the successor entity terminates within a designated period following a change in control transaction in which those awards are assumed or otherwise continued in effect.

(iv) The plan administrator will have the discretion to structure one or more awards so that those awards will immediately vest upon a change in control, whether or not they are to be assumed or otherwise continued in effect.

(v) Unless the plan administrator establishes a different definition for one or more awards, a change in control will be deemed to occur for purposes of the Plan in the event (a) we are acquired by merger or asset sale, (b) there occurs any transaction or series of related transactions pursuant to which any person or group of related persons acquires directly or indirectly beneficial ownership of securities possessing (or convertible into or exercisable for securities possessing) more than fifty percent (50%) of the total combined voting power of our outstanding securities, (c) there occurs a shareholder-approved sale, transfer or other disposition of all or substantially all of the Company’s assets or (d) there is a change in a majority of the membership of the Board over a period of less than thirty-six (36) months that is not approved by the current membership of the Board or their approved successors.

The plan administrator’s authority above extends to any awards intended to qualify as performance-based compensation under Section 162(m), even though the accelerated vesting of those awards may result in their loss of performance-based status under Section 162(m).

Changes in Capitalization.  In the event any change is made to the outstanding shares of our common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, spin-off transaction or other change in corporate structure effected without our receipt of consideration or should the value of our outstanding shares of common stock be substantially reduced by reason of a spin-off transaction or extraordinary dividend or distribution, or should there occur any change in control transaction or any other merger, consolidation or other reorganization, equitable adjustments will be made to: (i) the maximum number and/or class of securities issuable under the Plan; (ii) the maximum number and/or class of securities that may be issued pursuant to incentive stock options granted under the Plan, (iii) the maximum number and/or class of securities for which any one person may be granted common stock-denominated awards under the discretionary grant program or the stock issuance and incentive bonus programs of the Plan per calendar year; (iv) the number and/or class of securities and the exercise price per share in effect for outstanding stock option or stock appreciation right under the discretionary grant and automatic grant programs, (v) the number and/or class of securities subject to each outstanding award under the stock issuance and automatic grant programs and the cash consideration (if any) payable per share, (vi) the number and/or class of securities subject to each outstanding award under the incentive bonus program denominated in shares of our common stock, (vii) the number and/or class of securities subject to our outstanding repurchase rights under the Plan and the repurchase price payable per share and (viii) the maximum number and/or class of securities for which grants may subsequently be made under the automatic grant program to new and continuing non-employee board members. Such adjustments will be made in such manner as the plan administrator deems appropriate, and such adjustments will be final, binding and conclusive.

Valuation.  The fair market value per share of our common stock on any relevant date under the Plan will be deemed to be equal to the closing selling price per share on that date on the American Stock Exchange. On March 31, 2010, the fair market value per share of our common stock determined on such basis was $2.89.

Shareholder Rights and Transferability.  No optionee will have any shareholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. The holder of a stock appreciation right will not have any shareholder rights with respect to the shares subject to that right unless and until such person exercises the right and becomes the holder of record of any shares of our common stock distributed upon such exercise. Options are not assignable or transferable other than by will or the laws of inheritance following optionee’s death, and during the optionee’s lifetime, the option may only be exercised by the optionee. However, the plan administrator may structure one or more non-statutory options under the Plan so that those options will be transferable during optionee’s lifetime to one or more members of the optionee’s family or to a trust established for the optionee and/or one or more such family members or to the optionee’s former spouse, to the extent such transfer is in connection with the optionee’s estate plan or pursuant to a domestic relations order. Stand alone stock appreciation rights will be subject to the same transferability restrictions applicable to non-statutory options.

A participant will have certain shareholder rights with respect to any shares of common stock issued to him or her under the Plan, whether or not his or her interest in those shares is vested. Accordingly, the participant will have the right to vote such shares and to receive any regular cash dividends paid on such shares, but will not have the right to transfer such shares prior to vesting. A participant will not have any shareholder rights with respect to the shares of common stock subject to a restricted stock unit or other share right award until that unit or award vests and the shares of common stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of common stock, on outstanding restricted stock units or other share-right awards, subject to such terms and conditions as the plan administrator may deem appropriate. In no event, however, will any dividends or dividend-equivalent units relating to awards subject to performance-vesting conditions vest or otherwise become payable prior to the time the underlying award vests and will accordingly be subject to cancellation and forfeiture to the same extent as the underlying award in the event those performance conditions are not attained.

Special Tax Election.  The plan administrator may structure one or more awards so that shares of our common stock may be used as follows to satisfy all or part of the withholding taxes to which such holders of those awards may become subject in connection with the issuance, exercise, vesting or settlement of those awards:

•	We will automatically withhold, from the shares of common stock otherwise issuable upon the issuance, exercise, vesting or settlement of such award, a portion of those shares with an aggregate fair market value equal to the applicable withholding taxes. The shares so withheld shall reduce the number of shares of common stock authorized for issuance under the Plan in accordance with the applicable reduction parameters in effect under the Plan.

•	The holder of the award may be given the right to deliver to us, at the time of the issuance, exercise, vesting or settlement of such award, one or more shares of our common stock previously acquired by such individual with an aggregate fair market value equal to all or a portion of the required withholding taxes. The shares so delivered will neither reduce the number of shares of common stock authorized for issuance under the Plan nor be added to the number of shares authorized for issuance under the Plan.

Amendment and Termination.  Our Board of Directors may amend or modify the Plan at any time, subject to any shareholder approval requirements under applicable law or regulation or pursuant to the listing standards of the stock exchange on which our shares of common stock are at the time primarily traded. However, no amendment that would reduce or limit the scope of the prohibition on repricing programs set forth in the Plan or otherwise eliminated such prohibition shall be effective unless approved by the shareholders.

Unless sooner terminated by our Board of Directors, the Plan will terminate on the earliest of (i) February 22, 2016, (ii) the date on which all shares available for issuance under the Plan have been issued as fully-vested shares or (iii) the termination of all outstanding Awards in connection with certain changes in control or ownership.

Summary of Federal Income Tax Consequences

The following is a summary of the Federal income taxation treatment applicable to us and the participants who receive awards under the Plan.

Option Grants.  Options granted under the discretionary grant program may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

Incentive Options.  No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain other dispositions. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying, and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the option for the shares involved in such sale or disposition is granted and more than one (1) year after the date the option is exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain recognized upon the disposition will be a capital gain.

If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount of ordinary income recognized by the optionee as a result of the disposition. We will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.

Non-Statutory Options.  No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.

Stock Appreciation Rights.  No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price, and the holder will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right. The deduction will be allowed for our taxable year in which such ordinary income is recognized.

Restricted Stock Awards.  The recipient of unvested shares of common stock issued under the Plan will not recognize any taxable income at the time those shares are issued but will have to report as ordinary income, as and when those shares subsequently vest, an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the cash consideration (if any) paid for the shares. The recipient may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the unvested shares are issued an amount equal to the excess of (i) the fair market value of those shares on the issue date over (ii) the cash consideration (if any) paid for such shares. If the Section 83(b) election is made, the recipient will not recognize any additional income as and when the shares subsequently vest. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient with respect to the restricted stock award. The deduction will in general be allowed for the taxable year in which such ordinary income is recognized by the recipient.

Restricted Stock Units.  No taxable income is recognized upon receipt of restricted stock units. The holder will recognize ordinary income in the year in which the shares subject to the units are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and the holder will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Cash Awards.  The payment of a cash award will result in the recipient’s recognition of ordinary income equal to the dollar amount received. The recipient will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the cash award is paid. The deduction will be allowed for our taxable year in which such ordinary income is recognized.

Performance Units.  No taxable income is recognized upon receipt of performance units. The holder will recognize ordinary income in the year in which the performance units are settled. The amount of that income will be equal to the fair market value of the shares of common stock or cash received in settlement of the performance units, and the holder will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of the ordinary income recognized by the holder of the performance units at the time those units are settled. That deduction will be allowed for the taxable year in which such ordinary income is recognized.

Dividend Equivalent Rights.  No taxable income is recognized upon receipt of a dividend equivalent right award. The holder will recognize ordinary income in the year in which a payment pursuant to such right, whether in cash, securities or other property, is made to the holder. The amount of that income will be equal to the fair market value of the cash, securities or other property received, and the holder will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of the ordinary income recognized by the holder of the dividend equivalent right award at the time the dividend or distribution is paid to such holder. That deduction will be allowed for our taxable year in which such ordinary income is recognized.

Deductibility of Executive Compensation.  We anticipate that any compensation deemed paid by us in connection with the exercise of non-statutory options or stock appreciation rights or the disqualifying disposition of incentive stock option shares will qualify as performance-based compensation for purposes of Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain of our executive officers. Accordingly, the compensation deemed paid with respect to options and stock appreciation rights granted under the Plan will remain deductible by us without limitation under Section 162(m). However, any compensation deemed paid by us in connection with shares issued under the stock issuance program or shares or cash issued under the incentive bonus program will be subject to the $1 million limitation, unless the issuance of the shares or cash is tied to the attainment of one or more of the performance milestones described above.

Accounting Treatment.  The accounting principles applicable to awards made under the Plan may be summarized in general terms as follows:

Pursuant to the accounting standards under established FASB Accounting Standards Codification Topic 718, we will be required to expense all share-based payments, including grants of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and all other stock-based awards under the Plan. Accordingly, stock options and stock appreciation rights which we grant to our employees and non-employee Board members and payable in shares of our common stock will have to be valued at fair value as of the grant date under an appropriate valuation formula, and that value will then have to be charged as a direct compensation expense against our reported earnings over the requisite service period. For shares issuable upon the vesting of restricted stock units awarded under the Plan, we will be required to amortize over the requisite service period a compensation cost equal to the fair market value of the underlying shares on the date of the award. If any other shares are unvested at the time of their direct issuance, then the fair market value of those shares at that time will be charged to our reported earnings ratably over the requisite service period. Such accounting treatment for restricted stock units and direct stock issuances will generally be applicable whether vesting is tied to service periods or performance goals, although for performance-based awards, the grant date fair value will initially be determined on the basis of the probable outcome of performance goal attainment. The issuance of a fully-vested stock bonus will result in an immediate charge to our earnings equal to the fair market value of the bonus shares on the issuance date.

For performance units awarded under the Plan and payable in stock, we will be required to amortize, over the applicable performance period and any subsequent service vesting period, a compensation cost equal to the fair market value of the underlying shares on the date of the award. For performance units awarded under the 2010 Plan and payable in cash, we will amortize the potential cash expense over the applicable performance period and any subsequent service vesting period. Dividends or dividend equivalents paid on the portion of an award that vests will be charged against our retained earnings. However, if the award holder is not required to return the dividends or dividend equivalents if they forfeit their awards, such dividends or dividend equivalents paid on instruments that do not vest will be recognized by us as additional compensation cost.

Finally, it should be noted that the compensation expense accruable for performance-based awards under the Plan will, in general, be subject to adjustment to reflect the actual outcome of the applicable performance goals, and any expenses accrued for such performance-based awards will be reversed if the performance goals are not met, unless those performance goals are deemed to constitute market conditions (i.e., because they are tied to the price of our common stock) under FASB Accounting Standards Codification Topic 718.

Required Vote and Board Recommendation

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting on Proposal No. 2, provided that affirmative vote also represents at least a majority of the voting power required to constitute a quorum at the Annual Meeting, is required for approval of the amended and restated Plan.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO. 2. PROPERLY EXECUTED PROXIES RETURNED TO THE COMPANY WILL BE VOTED FOR THE AMENDMENT AND RESTATEMENT OF THE 2006 STOCK INCENTIVE PLAN. Our Board of Directors believes that it is in our best interests to implement and maintain a comprehensive incentive compensation program that will allow us the flexibility to design cash and equity awards to attract and retain key personnel essential to our long-term growth and financial success and to more closely align the interests of those individuals with those of our shareholders.

PROPOSAL NO. 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s consolidated financial statements for the years ended December 31, 2009, 2008 and 2007 have been audited by Moss Adams LLP. The Audit Committee has appointed Moss Adams LLP to be the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2010, subject to Shareholder ratification at the Meeting.

Representatives of Moss Adams LLP are expected to be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement, if they so desire.

The aggregate fees billed by Moss Adams LLP and their respective affiliates for professional services performed for 2009 and 2008 are as follows:

		Audit-
	Audit	Related		All Other
	Fees(1)	Fees(2)	Tax Fees(3)	Fees(4)	Total Fees

2009	$132,000	$10,000	$106,000	$0	$248,000
2008	$150,000	$10,000	$111,000	$0	$271,000

(1)	Consists of fees billed for professional services rendered in connection with the audit of our consolidated financial statements and review of interim condensed consolidated financial statements included in our quarterly reports and services normally provided in connection with statutory and regulatory filings or engagements.

(2)	Audit related fees were primarily related to meetings with the audit committee, attendance at the annual stockholder meeting, accounting advice, review of comment letter received from the SEC and advice related to Section 404 of the Sarbanes-Oxley Act.

(3)	Consists of tax compliance and preparation and other tax services.

(4)	Consists of fees for all other services other than those reported above.

All of the above services were approved by the Audit Committee. The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee pre-approves services performed by the Company’s independent registered public accounting firm in order to assure that the provision of such services and related fees do not impair the independent registered public accounting firm’s independence. The independent registered public accounting firm must provide the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the applicable calendar year and the proposed fees for such audit services. If agreed to by the Audit Committee, the engagement letter will be formally accepted by the Audit Committee as evidenced by the execution of the engagement letter by the Chair of the Audit Committee. The Audit Committee approves, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters. The Audit Committee may grant pre-approval for those permissible non-audit services that it believes are services that would not impair the independence of the independent registered public accounting firm. The Audit Committee may not grant approval for any services categorized as “Prohibited Non-Audit Services” by the Securities and Exchange Commission. Certain non-audit services have been pre-approved by the Audit Committee, and all other non-audit services must be separately approved by the Audit Committee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO. 3. PROPERLY EXECUTED PROXIES RETURNED TO THE COMPANY WILL BE VOTED “FOR” THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2010.

SHAREHOLDER PROPOSALS

Shareholders who intend to have a proposal considered for inclusion in the Company’s proxy materials for presentation at the 2011 Annual Meeting of Shareholders (the “2011 Annual Meeting”) pursuant to Rule 14a-8 of the Exchange Act must submit the proposal to the Company no later than January 1, 2011. Pursuant to Rule 14a-4(c) of the Exchange Act, shareholders who intend to present a proposal at the 2011 Annual Meeting without inclusion of such proposal in the proxy materials are required to notify the Company of such proposal not later than March 16, 2011, so long as the 2011 Annual Meeting is not advanced or delayed by more than 30 days from June 2, 2011 (the anniversary date of the prior year’s annual meeting). If the Company does not receive notification of the proposal within that time frame, the proxy holders will be allowed to use their discretionary voting authority to vote on such proposal when the proposal is raised at the 2011 Annual Meeting. A shareholder’s notice should list each proposal and contain a brief description of the business to be brought before the meeting; the name and address of the shareholder proposing such business; the number of shares held by the shareholder; and any material interest of the shareholder in the business.

ANNUAL REPORT

The Company’s 2009 Annual Report, which includes financial statements, but which does not constitute a part of the proxy solicitation material, accompanies this proxy statement.

By Order of the Board of Directors

Willie R. Barnes
Corporate Secretary

Dated: April 30, 2010
San Francisco, California

AMERICAN SHARED HOSPITAL SERVICES

INCENTIVE COMPENSATION PLAN
(FORMERLY THE 2006 STOCK INCENTIVE PLAN)

AS AMENDED AND RESTATED EFFECTIVE MARCH 18, 2010

ARTICLE ONE

GENERAL PROVISIONS

I.	PURPOSE OF THE PLAN

This Incentive Compensation Plan is intended to promote the interests of American Shared Hospital Services, a California corporation, by providing eligible persons in the Corporation’s service with the opportunity to participate in one or more cash or equity incentive compensation programs designed to encourage them to continue their service relationship with the Corporation.

Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.	STRUCTURE OF THE PLAN

A. The Plan shall be divided into four separate equity incentive programs:

•	the Discretionary Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock or stock appreciation rights tied to the value of such Common Stock,

•	the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock pursuant to restricted stock awards, restricted stock units or other stock-based awards which vest upon the completion of a designated service period or the attainment of pre-established performance milestones, or such shares of Common Stock may be issued through direct purchase or as a bonus for services rendered the Corporation (or any Parent or Subsidiary),

•	the Incentive Bonus Program under which eligible persons may, at the discretion of the Plan Administrator, be provided with incentive bonus opportunities through performance unit awards and special cash incentive programs tied to the attainment of pre-established performance milestones, and

•	the Automatic Grant Program under which eligible non-employee Board members will automatically receive grants at designated intervals over their period of continued Board service.

B. The provisions of Articles One and Six shall apply to all incentive compensation programs under the Plan and shall govern the interests of all persons under the Plan.

III. ADMINISTRATION OF THE PLAN

A. The Compensation Committee shall have sole and exclusive authority to administer the Discretionary Grant, Stock Issuance and Incentive Bonus Programs with respect to Section 16 Insiders. Administration of the Discretionary Grant, Stock Issuance and Incentive Bonus Programs with respect to all other persons eligible to participate in those programs may, at the Board’s discretion, be vested in the Compensation Committee or a Secondary Board Committee, or the Board may retain the power to administer those programs with respect to all such persons. However, any Awards made to the members of the Compensation Committee other than pursuant to the Automatic Grant Program must be authorized by a disinterested majority of the Board.

B. Members of the Compensation Committee or any Secondary Board Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Board Committee and reassume all powers and authority previously delegated to such committee.

C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Grant, Stock Issuance and Incentive Bonus Programs and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding Awards thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Grant, Stock Issuance and Incentive Bonus Programs under its jurisdiction or any Award thereunder.

D. Service as a Plan Administrator by the members of the Compensation Committee or the Secondary Board Committee shall constitute service as Board members, and the members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Compensation Committee or the Secondary Board Committee shall be liable for any act or omission made in good faith with respect to the Plan or any Award made thereunder.

E. Administration of the Automatic Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to any Award made under that program, except that the Compensation Committee shall have the express authority to establish from time to time the specific number of shares to be subject to the initial and annual Awards made to the non-employee Board members under such program.

IV.	ELIGIBILITY

A. The persons eligible to participate in the Plan are as follows:

(i) Employees,

(ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

(iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

B. The Plan Administrator shall have full authority to determine, (i) with respect to Awards made under the Discretionary Grant Program, which eligible persons are to receive such Awards, the time or times when those Awards are to be made, the number of shares to be covered by each such Award, the time or times when the Award is to vest and become exercisable, the maximum term for which such Award is to remain outstanding and the status of a granted option as either an Incentive Option or a Non-Statutory Option, (ii) with respect to Awards made under the Stock Issuance Program, which eligible persons are to receive such Awards, the time or times when the Awards are to be made, the number of shares subject to each such Award, the vesting and issuance schedules applicable to the shares which are the subject of such Award and the cash consideration (if any) payable for those shares, and (iii) with respect to Awards under the Incentive Bonus Program, which eligible persons are to receive such Awards, the time or times when the Awards are to be made, the performance objectives for each such Award, the amounts payable at designated levels of attained performance, any applicable service vesting requirements, the payout schedule for each such Award and the form (cash or shares of Common Stock) in which the Award is to be settled.

C. The Plan Administrator shall have the absolute discretion to grant options or stock appreciation rights in accordance with the Discretionary Grant Program, to effect stock issuances and other stock-based awards in accordance with the Stock Issuance Program and to grant incentive bonus awards in accordance with the Incentive Bonus Program.

D. The individuals who shall be eligible to participate in the Automatic Grant Program shall be limited to (i) those individuals who first become non-employee Board members on or after the Plan Effective Date, whether through appointment by the Board or election by the Corporation’s shareholders, and (ii) those individuals who continue to serve as non-employee Board members on or after the Plan Effective Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an Award under the Automatic Grant Program at the time he or she first becomes a non-employee Board

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member, but shall be eligible to receive periodic Awards under the Automatic Grant Program while he or she continues to serve as a non-employee Board member.

V.	STOCK SUBJECT TO THE PLAN

A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock reserved for issuance over the term of the Plan shall be limited to one million six hundred thirty thousand (1,630,000) shares. Such share reserve is comprised of (i) the initial reserve of seven hundred fifty thousand (750,000) shares of Common Stock authorized under the Plan and (ii) an increase of an additional eight hundred eighty thousand (880,000) shares of Common Stock authorized by the Board on March 18, 2010 and subject to shareholder approval at the 2010 Annual Meeting.

B. The number of shares of Common Stock reserved for award and issuance under this Plan pursuant to Section V.A of this Article One shall be reduced: (i) on a one-for-one basis for each share of Common Stock subject to an Award made under the Discretionary Grant Program or subject to a stock option grant made under the Automatic Grant Program, (ii) on a one-for-one basis for each share of Common Stock issued pursuant to a Full Value Award made under the Stock Issuance, Incentive Bonus and Automatic Grant Programs prior to March 18, 2010 and (iii) by a fixed ratio of 1.59 shares of Common Stock for each share of Common Stock issued pursuant to a Full Value Award made under the Stock Issuance, Incentive Bonus and Automatic Grant Programs on or after March 18, 2010.

C. The Plan serves as the successor to the Predecessor Plans, and no further stock option grants or stock issuances are to be made under those Predecessor Plans on or after the Plan Effective Date. All options outstanding under the Predecessor Plans on the Plan Effective Date were transferred to this Plan as part of the initial share reserve hereunder and shall continue in full force and effect in accordance with their terms, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of those options with respect to their acquisition of shares of Common Stock thereunder. To the extent any options outstanding under the Predecessor Plans on the Plan Effective Date expire or terminate unexercised, the number of shares of Common Stock subject to those expired or terminated options at the time of expiration or termination shall be available for one or more Awards made under this Plan.

D. The maximum number of shares of Common Stock that may be issued pursuant to Incentive Options granted under Plan shall not exceed one million six hundred thirty thousand (1,630,000) shares. However, in the event the shareholders do not approve the eight hundred eighty thousand (880,000) share increase to the authorized reserve under the Plan at the 2010 Annual Meeting, then the maximum number of shares of Common Stock that may be issued pursuant to Incentive Options granted under Plan shall be continue to be limited to seven hundred fifty thousand (750,000) shares of Common Stock.

E. Each person participating in the Plan shall be subject the following limitations:

•	for Awards denominated in terms of shares of Common Stock (whether payable in Common Stock, cash or a combination of both), the maximum number of shares of Common Stock for which such Awards may be made to such person in any calendar year shall not exceed One Hundred Fifty Thousand (150,000) shares of Common Stock in the aggregate; provided, however, that for the calendar year in which such person first commences Service, the foregoing limitation shall be increased to Two Hundred Thousand (200,000) shares, and

•	for Awards denominated in terms of cash (whether payable in cash, Common Stock or a combination of both) and subject to one or more performance-vesting conditions, the maximum dollar amount for which such Awards may be made to such person in any calendar year shall not exceed One Million Five Hundred Thousand Dollars ($1,500,000.00) for each calendar year within the applicable performance measurement period, with any such performance period not to exceed five (5) years and with pro-ration based on the foregoing dollar amount in the event of any fractional calendar year included within such performance period.

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F. Shares of Common Stock subject to outstanding Awards made under the Plan (including the options transferred from the Predecessor Plans) shall be available for subsequent issuance under the Plan to the extent those Awards expire or terminate for any reason prior to the issuance of the shares of Common Stock subject to those Awards. Such shares shall be added back to the number of shares of Common Stock reserved for award and issuance under the Plan as follows:

(i) for each share of Common Stock subject to such an expired, forfeited, cancelled or terminated Award made under the Discretionary Grant Program (including the options transferred from the Predecessor Plans) or subject to an option grant made under the Automatic Grant Program, one share of Common Stock shall become available for subsequent award and issuance under the Plan,

(ii) for each share of Common Stock subject to a forfeited or cancelled Full Value Award made under the Stock Issuance, Automatic Grant or Incentive Bonus Program prior to March 18, 2010, one share shall become available for subsequent award and issuance,

(iii) for each share of Common Stock subject to a forfeited or cancelled Full Value Award made under the Stock Issuance, Automatic Grant or Incentive Bonus Program on or after March 18, 2010, 1.59 shares shall become available for subsequent award and issuance, and

(iv) for each unvested share of Common Stock issued under the Discretionary Grant or Stock Issuance Program for cash consideration not less than the Fair Market Value per share of Common Stock on the Award date and subsequently repurchased by the Corporation, at a price per share not greater than the original issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan, one share shall become available for subsequent award and issuance under the Plan.

G. Should the exercise price of an option under the Plan be paid with shares of Common Stock, then the authorized reserve of Common Stock under the Plan shall be reduced by the gross number of shares for which that option is exercised, and not by the net number of shares issued under the exercised stock option. If shares of Common Stock otherwise issuable under the Plan are withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the issuance, exercise or vesting of an Award, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares issued, exercised or vesting under such Award, calculated in each instance prior to any such share withholding.

H. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, spin-off transaction or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, or should the value of outstanding shares of Company Stock be substantially reduced as a result of a spin-off transaction or an extraordinary dividend or distribution, or should there occur any merger, consolidation or other reorganization (including, without limitation, a Change in Control transaction), then equitable adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may receive Common Stock-denominated Awards under the Plan per calendar year, (iii) the maximum number and/or class of securities that may be issued pursuant to Incentive Options granted under the Plan, (iv) the maximum number and/or class of securities for which stock option grants and restricted stock unit awards may subsequently be made under the Automatic Grant Program to new and continuing non-employee Board members, (v) the number and/or class of securities and the exercise or base price per share in effect under each outstanding Award under the Discretionary Grant Program, (vi) the number and/or class of securities subject to each outstanding Award under the Stock Issuance Program and the cash consideration (if any) payable per share, (vii) the number and/or class of securities subject to each outstanding Award under the Incentive Bonus Program denominated in shares of Common Stock and (viii) the number and/or class of securities subject to the Corporation’s outstanding repurchase rights under the Plan and the repurchase price payable per share. The adjustments shall be made in such manner as the Plan Administrator deems appropriate, and such adjustments shall be final, binding and conclusive.

I. Outstanding Awards under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

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ARTICLE TWO

DISCRETIONARY GRANT PROGRAM

I.	OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A. Exercise Price.

1. The exercise price per share shall be fixed by the Plan Administrator; provided, however, that such exercise price shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the grant date.

2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of the documents evidencing the option, be payable in one or more of the forms specified below:

(i) cash or check made payable to the Corporation,

(ii) shares of Common Stock valued at Fair Market Value on the Exercise Date and held for the requisite period (if any) necessary to avoid any additional charges to the Corporation’s earnings for financial reporting purposes,

(iii) shares of Common Stock otherwise issuable under the option but withheld by the Corporation in satisfaction of the exercise price, with such withheld shares to be valued at Fair Market Value on the exercise date, or

(iv) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide instructions to (a) a brokerage firm (reasonably satisfactory to the Corporation for purposes of administering such procedure in compliance with the Corporation’s pre-clearance/pre-notification policies) to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm on such settlement date in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of seven (7) years measured from the grant date.

C. Effect of Termination of Service.

1. The following provisions shall govern the exercise of any options granted pursuant to the Discretionary Grant Program that are outstanding at the time of the Optionee’s cessation of Service or death:

(i) Any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

(ii) Any option held by the Optionee at the time of the Optionee’s death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee’s estate

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or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or by the Optionee’s designated beneficiary or beneficiaries of that option.

(iii) Should the Optionee’s Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct while holding one or more outstanding options granted under this Article Two, then all of those options shall terminate immediately and cease to be outstanding.

(iv) During the applicable post-Service exercise period, the option may not be exercised for more than the number of vested shares for which the option is at the time exercisable. No additional shares shall vest under the option following the Optionee’s cessation of Service, except to the extent (if any) specifically authorized by the Plan Administrator in its sole discretion pursuant to an express written agreement with the Optionee. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised.

2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(i) extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term,

(ii) include an automatic extension provision whereby the specified post-Service exercise period in effect for any option granted under this Article Two shall automatically be extended by an additional period of time equal in duration to any interval within the specified post-Service exercise period during which the exercise of that option or the immediate sale of the shares acquired under such option could not be effected in compliance with applicable federal and state securities laws, but in no event shall such an extension result in the continuation of such option beyond the expiration date of the term of that option, and/or

(iii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

D. Shareholder Rights. The holder of an option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while such shares are unvested, the Corporation shall have the right to repurchase any or all of those unvested shares at a price per share equal to the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of repurchase. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F. Transferability of Options. The transferability of options granted under the Plan shall be governed by the following provisions:

(i) Incentive Options:  During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of inheritance following the Optionee’s death.

(ii) Non-Statutory Options.  Non-Statutory Options shall be subject to the same limitation on transfer as Incentive Options, except that the Plan Administrator may structure one or more Non-Statutory Options so that the option may be assigned in whole or in part during the Optionee’s lifetime to

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one or more Family Members of the Optionee or to a trust established exclusively for the Optionee and/or one or more such Family Members, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

(iii) Beneficiary Designations.  Notwithstanding the foregoing, the Optionee may designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two (whether Incentive Options or Non-Statutory Options), and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

II.	INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

A. Eligibility. Incentive Options may only be granted to Employees.

B. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).

To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, then for purposes of the foregoing limitations on the exercisability of those options as Incentive Options, such options shall be deemed to become first exercisable in that calendar year on the basis of the chronological order in which they were granted, except to the extent otherwise provided under applicable law or regulation.

C. 10% Shareholder. If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III. STOCK APPRECIATION RIGHTS

A. Authority. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant stock appreciation rights in accordance with this Section III to selected Optionees or other individuals eligible to receive option grants under the Discretionary Grant Program.

B. Types. Two types of stock appreciation rights shall be authorized for issuance under this Section III: (i) tandem stock appreciation rights (“Tandem Rights”) and (ii) stand-alone stock appreciation rights (“Stand-alone Rights”).

C. Tandem Rights. The following terms and conditions shall govern the grant and exercise of Tandem Rights.

1. One or more Optionees may be granted a Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock or the surrender of that option in exchange for a distribution from the Corporation in an amount

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equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

2. No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section III shall be made in shares of Common Stock valued at Fair Market Value on the option surrender date.

3. If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than seven (7) years after the date of the option grant.

D. Stand-Alone Rights. The following terms and conditions shall govern the grant and exercise of Stand-alone Rights:

1. One or more individuals eligible to participate in the Discretionary Grant Program may be granted a Stand-alone Right not tied to any underlying option under this Discretionary Grant Program. The Stand-alone Right shall relate to a specified number of shares of Common Stock and shall be exercisable upon such terms and conditions as the Plan Administrator may establish. In no event, however, may the Stand-alone Right have a maximum term in excess of seven (7) years measured from the grant date. Upon exercise of the Stand-alone Right, the holder shall be entitled to receive a distribution from the Corporation in an amount equal to the excess of (i) the aggregate Fair Market Value (on the exercise date) of the shares of Common Stock underlying the exercised right over (ii) the aggregate base price in effect for those shares.

2. The number of shares of Common Stock underlying each Stand-alone Right and the base price in effect for those shares shall be determined by the Plan Administrator in its sole discretion at the time the Stand-alone Right is granted. In no event, however, may the base price per share be less than the Fair Market Value per underlying share of Common Stock on the grant date. In the event outstanding Stand-alone Rights are to be assumed in connection with a Change in Control transaction or otherwise continued in effect, the shares of Common Stock underlying each such Stand-alone Right shall be adjusted immediately after such Change in Control so as to apply to the number and class of securities into which those shares of Common Stock would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time. Appropriate adjustments to reflect such Change in Control shall also be made to the base price per share in effect under each outstanding Stand-alone Right, provided the aggregate base price shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding Stand-alone Rights under the Discretionary Grant Program, substitute, for the securities underlying those assumed rights, one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in the Change in Control transaction.

3. Stand-alone Rights shall be subject to the same transferability restrictions applicable to Non-Statutory Options and may not be transferred during the holder’s lifetime, except if such assignment is in connection with the holder’s estate plan and is to one or more Family Members of the holder or to a trust established for the holder and/or one or more such Family Members or pursuant to a domestic relations order covering the Stand-alone Right as marital property. In addition, one or more beneficiaries may be designated for an outstanding Stand-alone Right in accordance with substantially the same terms and provisions as set forth in Section I.F of this Article Two.

4. The distribution with respect to an exercised Stand-alone Right shall be made in shares of Common Stock valued at Fair Market Value on the exercise date.

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5. The holder of a Stand-alone Right shall have no shareholder rights with respect to the shares subject to the Stand-alone Right unless and until such person shall have exercised the Stand-alone Right and become a holder of record of the shares of Common Stock issued upon the exercise of such Stand-alone Right.

E. Post-Service Exercise. The provisions governing the exercise of Tandem and Stand-alone Rights following the cessation of the recipient’s Service shall be substantially the same as those set forth in Section I.C of this Article Two for the options granted under the Discretionary Grant Program, and the Plan Administrator’s discretionary authority under Section I.C.2 of this Article Two shall also extend to any outstanding Tandem or Stand-alone Appreciation Rights.

F. Gross Counting. Upon the exercise of any Tandem or Stand-alone Right under this Section III, the share reserve under Section V of Article One shall be reduced by the gross number of shares as to which such right is exercised, and not by the net number of shares actually issued by the Corporation upon such exercise.

IV.	CHANGE IN CONTROL

A. In the event of a Change in Control, each outstanding Award under the Discretionary Grant Program shall automatically accelerate so that each such Award shall, immediately prior to the effective date of that Change in Control, become exercisable as to all the shares of Common Stock at the time subject to such Award and may be exercised as to any or all of those shares as fully vested shares of Common Stock. However, an outstanding Award under the Discretionary Grant Program shall not become exercisable on such an accelerated basis if and to the extent: (i) such Award is to be assumed by the successor corporation (or parent thereof) or is otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such Award is to be replaced with a cash retention program of the successor corporation which preserves the spread existing at the time of the Change in Control on any shares as to which the Award is not otherwise at that time vested and exercisable and provides for the subsequent vesting and concurrent payout of that spread in accordance with the same exercise/vesting schedule in effect for that Award, but only if such replacement cash program would not result in the treatment of the Award as an item of deferred compensation subject to Code Section 409A or (iii) the acceleration of such Award is subject to other limitations imposed by the Plan Administrator. Notwithstanding the foregoing, any Award outstanding under the Discretionary Grant Program on the date of such Change in Control shall be subject to cancellation and termination, without cash payment or other consideration due the Award holder, if the Fair Market Value per share of Common Stock on the date of such Change in Control (or any earlier date specified in the definitive agreement for the Change in Control transaction) is less than the per share exercise or base price in effect for such Award.

B. All outstanding repurchase rights under the Discretionary Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of a Change in Control, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator.

C. Immediately following the consummation of the Change in Control, all outstanding Awards under the Discretionary Grant Program shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction.

D. Each Award under the Discretionary Grant Program which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the Award been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding options under the Discretionary Grant Program, substitute one or

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more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

E. The Plan Administrator shall have the discretionary authority to structure one or more outstanding Awards rights under the Discretionary Grant Program so that those Awards shall, immediately prior to the effective date of a Change in Control, become exercisable as to all the shares of Common Stock at the time subject to those Awards and may be exercised as to any or all of those shares as fully vested shares of Common Stock, whether or not those Awards are to be assumed in the Change in Control transaction or otherwise continued in effect. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Grant Program so that those rights shall immediately terminate upon the consummation of the Change in Control transaction, and the shares subject to those terminated rights shall thereupon vest in full.

F. The Plan Administrator shall have full power and authority to structure one or more outstanding Awards under the Discretionary Grant Program so that those Awards shall become exercisable as to all the shares of Common Stock at the time subject to those Awards in the event the Optionee’s Service is subsequently terminated by reason of an Involuntary Termination within a designated period following the effective date of any Change in Control transaction in which those Awards do not otherwise fully accelerate. In addition, the Plan Administrator may structure one or more of the Corporation’s repurchase rights so that those rights shall immediately terminate with respect to any shares held by the Optionee at the time of such Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

G. The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-statutory Option under the Federal tax laws.

V.	PROHIBITION ON REPRICING PROGRAMS

The Plan Administrator shall not (i) implement any cancellation/regrant program pursuant to which outstanding options or stock appreciation rights under the Plan are cancelled and new options or stock appreciation rights are granted in replacement with a lower exercise price per share, (ii) cancel outstanding options or stock appreciation rights under the Plan with exercise or base prices per share in excess of the then current Fair Market Value per share of Common Stock for consideration payable in cash, equity securities of the Corporation or in the form of any other Award under the Plan, except in connection with a Change in Control transaction, or (iii) otherwise directly reduce the exercise price in effect for outstanding options or stock appreciation rights under the Plan, without in each such instance obtaining shareholder approval.

ARTICLE THREE

STOCK ISSUANCE PROGRAM

I.	STOCK ISSUANCE TERMS

Shares of Common Stock may be issued under the Stock Issuance Program, either as vested or unvested shares, through direct and immediate issuances. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to restricted stock units or performance shares which entitle the recipients to receive the shares underlying those Awards upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those awards or units.

A. Issue Price.

1. The issue price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

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2. Shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(i) cash or check made payable to the Corporation,

(ii) past services rendered to the Corporation (or any Parent or Subsidiary); or

(iii) any other valid consideration under the California Corporation Code.

B. Vesting Provisions.

1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon the attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to restricted stock units or performance shares which entitle the recipients to receive the shares underlying those Awards upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those Awards, including (without limitation) a deferred distribution date following the termination of the Participant’s Service.

2. The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more Awards under the Stock Issuance Program so that the shares of Common Stock subject to those Awards shall vest (or vest and become issuable) upon the achievement of certain pre-established corporate performance objectives based on one or more Performance Goals and measured over the performance period (not to exceed five (5) years) specified by the Plan Administrator at the time of the Award.

3. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares, spin-off transaction, extraordinary dividend or distribution or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

4. The Participant shall have full shareholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any dividends paid on such shares, subject to any applicable vesting requirements, including (without limitation) the requirement that any dividends paid on shares subject to performance-vesting conditions shall be held in escrow by the Corporation and shall not vest or actually be paid to the Award holder prior to the time those shares vest. The Participant shall not have any shareholder rights with respect to the shares of Common Stock subject to a restricted stock unit or share right award until that award vests and the shares of Common Stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of Common Stock, on outstanding Awards of performance share or restricted stock units, subject to such terms and conditions as the Plan Administrator may deem appropriate. In no event, however, shall dividends or dividend-equivalent units relating to Awards subject to performance-vesting conditions vest or otherwise become payable prior to the time the underlying Award (or portion thereof to which such dividends or dividend-equivalents units relate) vests upon the attainment of the applicable performance goals and shall accordingly be subject to cancellation and forfeiture to the same extent as the underlying Award in the event those performance conditions are not attained.

5. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately

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surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent, the Corporation shall repay to the Participant the lower of (i) the cash consideration paid for the surrendered shares or (ii) the Fair Market Value of those shares at the time of cancellation.

6. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares. Any such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives. However, no vesting requirements tied to the attainment of Performance Goals may be waived with respect to Awards which were intended at the time of grant to qualify as performance-based compensation under Code Section 162(m), except in the event of the Participant’s cessation of Service by reason of death or Permanent Disability or as otherwise provided in Section II of this Article Three.

7. Outstanding Awards of restricted stock units or performance shares under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those Awards, if the performance goals or Service requirements established for such Awards are not attained or satisfied. The Plan Administrator, however, shall have the discretionary authority to issue vested shares of Common Stock under one or more outstanding Awards of restricted stock units or performance shares as to which the designated performance goals or Service requirements have not been attained or satisfied. However, no vesting requirements tied to the attainment of Performance Goals may be waived with respect to Awards which were intended, at the time those Awards were made, to qualify as performance-based compensation under Code Section 162(m), except in the event of the Participant’s cessation of Service by reason of death or Permanent Disability or as otherwise provided in Section II of this Article Three.

8. The following additional requirements shall be in effect for any performance shares awarded under this Article Three:

(i) At the end of the performance period, the Plan Administrator shall determine the actual level of attainment for each performance objective and the extent to which the performance shares awarded for that period are to vest and become payable based on the attained performance levels.

(ii) The performance shares which so vest shall be paid as soon as practicable following the end of the performance period, unless such payment is to be deferred for the period specified by the Plan Administrator at the time the performance shares are awarded or the period selected by the Participant in accordance with the applicable requirements of Code Section 409A.

(iii) Performance shares may be paid in (i) cash, (ii) shares of Common Stock or (iii) any combination of cash and shares of Common Stock, as set forth in the applicable Award Agreement.

(iv) Performance shares may also be structured so that the shares are convertible into shares of Common Stock, but the rate at which each performance share is to so convert shall be based on the attained level of performance for each applicable performance objective.

II.	CHANGE IN CONTROL

A. Each Award outstanding under the Stock Issuance Program on the effective date of an actual Change in Control transaction may be (i) assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction or (ii) replaced with a cash incentive program of the successor corporation which preserves the Fair Market Value of the underlying shares of Common Stock at the time of the Change in Control and provides for the subsequent vesting and payment of that value in accordance with the same vesting schedule in effect for those shares at the time of such Change in Control. If any such Award is subject to a performance-vesting condition tied to the attainment of one or more specified performance goals, then upon the assumption, continuation or replacement of that Award, the performance vesting

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condition shall automatically be cancelled, and such Award shall thereupon be converted into a Service-vesting Award that will vest upon the completion of a Service period co-terminous with the portion of the performance period (and any subsequent Service vesting component that was originally part of that Award) remaining at the time of the Change in Control. However, to the extent any Award outstanding under the Stock Issuance Program on the effective date of such Change in Control Transaction is not to be so assumed, continued or replaced, that Award shall vest in full immediately prior to the effective date of the actual Change in Control transaction and the shares of Common Stock underlying the portion of the Award that vests on such accelerated basis shall be issued in accordance with the applicable Award Agreement, unless such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

B. All of the Corporation’s outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

C. Each outstanding Award under the Stock Issuance Program which is assumed in connection with a Change in Control or otherwise continued in effect shall be adjusted immediately after the consummation of that Change in Control so as to apply to the number and class of securities into which the shares of Common Stock subject to that Award immediately prior to the Change in Control would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time, and appropriate adjustments shall also be made to the cash consideration (if any) payable per share thereunder, provided the aggregate amount of such cash consideration shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding Awards, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

D. The Plan Administrator shall have the discretionary authority to structure one or more unvested Awards under the Stock Issuance Program so that the shares of Common Stock subject to those Awards shall automatically vest (or vest and become issuable) in whole or in part immediately upon the occurrence of a Change in Control or upon the subsequent termination of the Participant’s Service by reason of an Involuntary Termination within a designated period following the effective date of that Change in Control transaction. The Plan Administrator’s authority under this Section II.D shall also extend to any Awards under the Stock Issuance Program which are intended to qualify as performance-based compensation under Code Section 162(m), even though the actual vesting of those Awards pursuant to this Section II.D may result in their loss of performance-based status under Code Section 162(m).

ARTICLE FOUR

INCENTIVE BONUS PROGRAM

I.	INCENTIVE BONUS TERMS

The Plan Administrator shall have full power and authority to implement one or more of the following incentive bonus programs under the Plan:

(i) cash bonus awards (“Cash Awards”),

(ii) performance unit awards (“Performance Unit Awards”), and

(iii) dividend equivalent rights (“DER Awards”)

A. Cash Awards. The Plan Administrator shall have the discretionary authority under the Plan to make Cash Awards which are to vest in one or more installments over the Participant’s continued Service with the Corporation or upon the attainment of specified performance objectives. Each such Cash Award shall be evidenced by one or

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more documents in the form approved by the Plan Administrator; provided however, that each such document shall comply with the terms specified below.

1. The elements of the vesting schedule applicable to each Cash Award shall be determined by the Plan Administrator and incorporated into the Incentive Bonus Award Agreement.

2. The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more Cash Awards so that those Awards shall vest upon the achievement of pre-established corporate performance objectives based upon one or more Performance Goals measured over the performance period (not to exceed five (5) years) specified by the Plan Administrator at the time of the Award.

3. Outstanding Cash Awards shall automatically terminate, and no cash payment or other consideration shall be due the holders of those Awards, if the performance objectives or Service requirements established for those Awards are not attained or satisfied. The Plan Administrator may in its discretion waive the cancellation and termination of one or more unvested Cash Awards which would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those Awards. Any such waiver shall result in the immediate vesting of the Participant’s interest in the Cash Award as to which the waiver applies. Such wavier may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives. However, no vesting requirements tied to the attainment of Performance Goals may be waived with respect to Awards which were intended, at the time those Awards were made, to qualify as performance-based compensation under Code Section 162(m), except in the event of the Participant’s cessation of Service by reason of death or Permanent Disability or as otherwise provided in Section II of this Article Four.

4. Cash Awards which become due and payable following the attainment of the applicable performance objectives or satisfaction of the applicable Service requirement (or the waiver of such goals or Service requirement) may be paid in (i) cash, (ii) shares of Common Stock valued at Fair Market Value on the payment date or (iii) a combination of cash and shares of Common Stock as set forth in the applicable Award Agreement.

B. Performance Unit Awards. The Plan Administrator shall have the discretionary authority to make Performance Unit Awards in accordance with the terms of this Article Four. Each such Performance Unit Award shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided however, that each such document shall comply with the terms specified below.

1. A Performance Unit shall represent either (i) a unit with a dollar value tied to the level at which pre-established corporate performance objectives based on one or more Performance Goals are attained or (ii) a participating interest in a special bonus pool tied to the attainment of pre-established corporate performance objectives based on one or more Performance Goals. The amount of the bonus pool may vary with the level at which the applicable performance objectives are attained, and the value of each Performance Unit which becomes due and payable upon the attained level of performance shall be determined by dividing the amount of the resulting bonus pool (if any) by the total number of Performance Units issued and outstanding at the completion of the applicable performance period.

2. Performance Units may also be structured to include a Service requirement which the Participant must satisfy following the completion of the performance period in order to vest in the Performance Units awarded with respect to that performance period.

3. Performance Units which become due and payable following the attainment of the applicable performance objectives and the satisfaction of any applicable Service requirement may be paid in (i) cash, (ii) shares of Common Stock valued at Fair Market Value on the payment date or (iii) a combination of cash and shares of Common Stock, as set forth in the applicable Award Agreement.

C. DER Awards. The Plan Administrator shall have the discretionary authority to make DER Awards in accordance with the terms of this Article Four. Each such DER Award shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided however, that each such document shall comply with the terms specified below.

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1. The DER Awards may be made as stand-alone awards or in tandem with other Awards made under the Plan. The term of each such DER Award shall be established by the Plan Administrator at the time of grant, but no DER Award shall have a term in excess of seven (7) years.

2. Each DER shall represent the right to receive the economic equivalent of each dividend or distribution, whether in cash, securities or other property (other than shares of Common Stock), which is made per issued and outstanding share of Common Stock during the term the DER remains outstanding. A special account on the books of the Corporation shall be maintained for each Participant to whom a DER Award is made, and that account shall be credited per DER with each such dividend or distribution made per issued and outstanding share of Common Stock during the term of that DER remains outstanding.

3. Payment of the amounts credited to such book account may be made to the Participant either concurrently with the actual dividend or distribution made per issued and outstanding share of Common Stock or may be deferred for a period specified by the Plan Administrator at the time the DER Award is made or selected by the Participant in accordance with the requirements of Code Section 409A. In no event, however, shall any DER Award made with respect to an Award subject to performance-vesting conditions under the Stock Issuance or Incentive Bonus Program vest or become payable prior to the vesting of that Award (or the portion thereof to which the DER Award relates) upon the attainment of the applicable performance goals and shall accordingly be subject to cancellation and forfeiture to the same extent as the underlying Award in the event those performance conditions are not attained.

4. Payment may be paid in (i) cash, (ii) shares of Common Stock or (iii) a combination of cash and shares of Common Stock, as set forth in the applicable Award Agreement. If payment is to be made in the form of Common Stock, the number of shares of Common Stock into which the cash dividend or distribution amounts are to be converted for purposes of the Participant’s book account may be based on the Fair Market Value per share of Common Stock on the date of conversion, a prior date or an average of the Fair Market Value per share of Common Stock over a designated period, as set forth in the applicable Award Agreement.

5. The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more DER Awards so that those Awards shall vest only after the achievement of pre-established corporate performance objectives based upon one or more Performance Goals measured over the performance period (not to exceed five (5) years) specified by the Plan Administrator at the time the Award is made.

II.	CHANGE IN CONTROL

A. The Plan Administrator shall have the discretionary authority to structure one or more Awards under the Incentive Bonus Program so that those Awards shall automatically vest in whole or in part immediately prior to the effective date of an actual Change in Control transaction or upon the subsequent termination of the Participant’s Service by reason of an Involuntary Termination within a designated period following the effective date of such Change in Control. To the extent any such Award is, at the time of such Change in Control, subject to a performance-vesting condition tied to the attainment of one or more specified performance goals, then that performance vesting condition shall automatically be cancelled on the effective date of such Change in Control, and such Award shall thereupon be converted into a Service-vesting Award that will vest upon the completion of a Service period co-terminous with the portion of the performance period ((and any subsequent Service vesting component that was originally part of that Award) remaining at the time of the Change in Control.

B. The Plan Administrator’s authority under Section II.A above shall also extend to any Award under the Incentive Bonus Program intended to qualify as performance-based compensation under Code Section 162(m), even though the automatic vesting of that Award may result in the loss of performance-based status under Code Section 162(m).

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ARTICLE FIVE

AUTOMATIC GRANT PROGRAM

I.	TERMS

A. Grant Dates. Grants shall be made pursuant to the Automatic Grant Program in effect under this Article Four as follows:

1. Each individual who is first elected or appointed as a non-employee Board member at any time on or after the date of the 2006 Annual Meeting shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase not more than ten thousand (10,000) shares of Common Stock and restricted stock units covering not more than three thousand (3,000) shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary. The actual number of shares for which such initial option grant and restricted stock unit award shall be made shall (subject to the respective ten thousand (10,000) and three thousand (3,000)-share limits) be determined by the Plan Administrator at the time of each such grant.

2. On the date of each annual shareholders meeting, beginning with the 2006 Annual Meeting, each individual who is to continue to serve as a non-employee Board member, whether or not that individual is standing for re-election to the Board at that particular annual meeting, shall automatically be granted a Non-Statutory Option to purchase not more than three thousand (3,000) shares of common stock and restricted stock units covering up to not more than an additional one thousand (1,000) shares of Common Stock, provided that such individual has served as a non-employee Board member for a period of at least six (6) months. There shall be no limit on the number of such option grants and restricted stock unit awards any one continuing non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) shall be eligible to receive one or more such annual option grants and restricted stock unit awards over their period of continued Board service. The actual number of shares for which such annual option grants and restricted stock unit awards are made to each continuing non-employee Board member shall (subject to the respective three thousand (3,000) and one thousand (1,000)-share limits) be determined by the Plan Administrator on or before the date of the annual shareholders meeting on which those grants are to be made.

B. Exercise Price.

1. The exercise price per share for each option granted under this Article Four shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

C. Option Term. Each option granted under this Article Four shall have a maximum term of seven (7) years measured from the option grant date, subject to earlier termination following the Optionee’s cessation of Service.

D. Exercise and Vesting of Options. Each option granted under this Article Four shall be immediately exercisable for any or all of the option shares. However, any unvested shares purchased under the option shall be subject to repurchase by the Corporation, at the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of repurchase, upon the Optionee’s cessation of Service prior to vesting in those shares. The shares subject to each initial ten thousand (10,000)-share-or-less grant shall vest, and the Corporation’s repurchase right shall lapse, in four (4) successive equal annual installments upon the Optionee’s completion of each year of service as a non-employee Board member over the four (4)-year period measured from the option grant date. The shares subject to each annual three thousand (3,000)-share-or-less grant made to a non-employee Board member for his or her continued Board service shall vest, and the Corporation’s repurchase right shall lapse, in one installment upon the earlier of (i) the Optionee’s completion of one (1)-year of service as a non-employee Board member measured from the grant date or (ii) the Optionee’s continuation in such Board service through the day immediately preceding the next annual shareholders meeting following such grant date.

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E. Vesting of Restricted Stock Units and Issuance of Shares. Each restricted stock unit award for up to three thousand (3,000) shares shall vest in a series of four (4) successive equal annual installments upon the individual’s completion of each year of service as a non-employee Board member over the four (4)-year period measured from the date that award is made. Each restricted stock unit award for up to one thousand (1,000) shares shall vest in one installment upon the earlier of (i) the individual’s completion of one (1)-year of service as a non-employee Board member measured from the date that award is made or (ii) the individual’s continuation in such Board service through the day immediately preceding the next annual shareholders meeting following such grant date. However, each restricted stock unit award held by an individual under the Automatic Grant Program will immediately vest in full upon his or her cessation of Board service by reason of death or Permanent Disability. As the restricted stock units under the Automatic Grant Program vest in one or more installments, the shares of Common Stock underlying those vested units shall be promptly issued.

F. Limited Transferability of Options. Each option under this Article Four may be assigned in whole or in part during the Optionee’s lifetime to one or more of his or her Family Members or to a trust established exclusively for the Optionee and/or one or more such Family Members, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Four, and the options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

G. Termination of Service. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases Service:

(i) The Optionee (or, in the event of Optionee’s death while holding the option, the personal representative of the Optionee’s estate or the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or the designated beneficiary or beneficiaries of such option) shall have a twelve (12)-month period following the date of such cessation of Service in which to exercise such option.

(ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee’s cessation of Service. However, should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for any or all of those shares as fully vested shares of Common Stock.

(iii) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Service for any reason (other than cessation of Board service by reason of death or Permanent Disability), terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

II.	CHANGE IN CONTROL

A. In the event of any Change in Control while the individual remains in Service, the following provisions shall apply:

(i) Should a Change in Control occur prior to the Optionee’s cessation of Service, then the shares of Common Stock at the time subject to each outstanding option held by such Optionee under this Automatic

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Grant Program but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the option shares as fully vested shares of Common Stock and may be exercised for any or all of those vested shares. Immediately following the consummation of the Change in Control, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

(ii) The shares of Common Stock which are at the time of such Change in Control subject to any outstanding restricted stock units awarded to such individual under the Automatic Grant Program shall, immediately prior to the effective date of the Change in Control, vest in full and be issued to such individual as soon as administratively practicable thereafter, but in no event later than fifteen (15) business days.

B. All outstanding repurchase rights under this Automatic Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control or Hostile Take-Over.

C. Each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding options under the Automatic Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

III.	REMAINING TERMS

The remaining terms of each grant shall be the same as the terms in effect for option grants made under the Discretionary Grant Program, including the prohibition on repricing contained in Section V of Article Two.

IV.	ALTERNATIVE AWARDS

A. The Compensation Committee shall have full power and authority to award, in lieu of one or more initial or annual automatic option grants under this Article Four, unvested shares of Common Stock or restricted stock units which in each instance have an aggregate Fair Market Value substantially equal to the grant-date fair value (as determined for financial reporting purposes in accordance with FASB ASC Topic 781 or any successor standard) of the automatic option grant which such award replaces. Any such alternative award shall be made at the same time the automatic option grant or restricted stock unit award which it replaces would have been made, and the vesting provisions (including vesting acceleration) applicable to such award shall be substantially the same as in effect for the automatic option grant or restricted stock unit award so replaced.

B. The Compensation Committee shall also have full power and authority to implement a non-employee Board member retainer fee deferral program under the Plan so as to allow the non-employee Board members the opportunity to elect, prior to the start of each calendar year, to convert the Board retainer fees to be earned for such year into restricted stock units under the Stock Issuance Program that will defer the issuance of the shares of Common Stock that vest under those restricted stock units until a permissible date or event under Code Section 409A. If such program is implemented, the Compensation Committee shall have the authority to establish such rules and procedures as it deems appropriate for the filing of such deferral elections and the designation of the permissible distribution events under Code Section 409A.

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ARTICLE SIX

MISCELLANEOUS

I.	TAX WITHHOLDING

A. The Corporation’s obligation to deliver shares of Common Stock upon the issuance, exercise or vesting of an Award under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.

B. The Plan Administrator may, in its discretion, structure one or more Awards so that shares of Common Stock may be used as follows to satisfy all or part of the Withholding Taxes to which such holders of those Awards may become subject in connection with the issuance, exercise, vesting or settlement of those Awards:

Stock Withholding: The Corporation may be given the right to withhold, from the shares of Common Stock otherwise issuable upon the issuance, exercise, vesting or settlement of such Award, a portion of those shares with an aggregate Fair Market Value equal to the applicable Withholding Taxes. The shares of Common Stock so withheld shall reduce the number of shares of Common Stock authorized for issuance under the Plan.

Stock Delivery: The election to deliver to the Corporation, at the time of the issuance, exercise or vesting of the Award, one or more shares of Common Stock previously acquired by such holder (other than in connection with the issuance exercise or vesting of the shares triggering the Withholding Taxes) with an aggregate Fair Market Value at the time of delivery equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the individual. The shares of Common Stock so delivered shall not be added to the shares of Common Stock authorized for issuance under the Plan.

II.	SHARE ESCROW/LEGENDS

Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

III. EFFECTIVE DATE AND TERM OF THE PLAN

A. The Plan became effective on the Plan Effective Date.

B. The Plan serves as the successor to the Predecessor Plans, and no further option grants or stock issuances are to be made under the Predecessor Plans. All options outstanding under the Predecessor Plans at the time of the 2006 Annual Meeting were transferred to this Plan.

C. The Plan was amended and restated on March 18, 2010 to (i) increase the number of shares of Common Stock authorized for issuance under the Plan by an additional eight hundred eighty thousand (880,000) shares, (ii) increase, by the same number, the number of shares of Common Stock that can be issued pursuant to Incentive Options granted under the Plan, (iii) add the Incentive Bonus Program to the Plan and (iv) effect certain other technical changes to the Plan. The March 18, 2010 amendment and restatement is subject to shareholder approval at the 2010 Annual Meeting. Should such shareholder approval not be obtained at the 2010 Annual Meeting, then the authorized increases to the share reserve under the Plan and to the number of shares issuable pursuant to Incentive Options and the addition of the Incentive Bonus Program to the Plan shall not be implemented, and any Awards granted on the basis of those authorized share increases shall, in accordance with Section IV.C. below, terminate and cease to be outstanding.

D. The Plan shall terminate upon the earliest to occur of (i) February 22, 2016, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully vested shares or (iii) the termination of all outstanding Awards in connection with a Change in Control. Should the Plan terminate on February 22, 2016, then all Awards outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing those Awards.

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IV.	AMENDMENT OF THE PLAN

A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to Awards at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, amendments to the Plan will be subject to shareholder approval to the extent required under applicable law or regulation or pursuant to the listing standards of the Stock Exchange on which the Common Stock is at the time primarily traded, and no amendment that would reduce or limit the scope of the prohibition on repricing programs set forth in Section V of Article Two or otherwise eliminated such prohibition shall be effective unless approved by the shareholders.

B. The Compensation Committee of the Board shall have the discretionary authority to adopt and implement from time to time such addenda or subplans to the Plan as it may deem necessary in order to bring the Plan into compliance with applicable laws and regulations of any foreign jurisdictions in which grants or awards are to be made under the Plan and/or to obtain favorable tax treatment in those foreign jurisdictions for the individuals to whom the grants or awards are made.

C. Awards may be made under the Plan that involve shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided no shares shall actually be issued pursuant to those Awards until the number of shares of Common Stock available for issuance under the Plan is sufficiently increased by shareholder approval of an amendment of the Plan authorizing such increase. If shareholder approval is required and is not obtained within twelve (12) months after the date the first excess Award is made, then all Awards granted on the basis of such excess shares shall terminate and cease to be outstanding.

D. The provisions of the Plan and the outstanding Awards under the Plan shall, in the event of any ambiguity, be construed, applied and interpreted in a manner so as to ensure that all Awards and Award Agreements provided to Optionees or Participants who are subject to U.S. income taxation either qualify for an exemption from the requirements of Section 409A of the Code or comply with those requirements; provided, however, that the Corporation shall not make any representations that any Awards made under the Plan will in fact be exempt from the requirements of Section 409A of the Code or otherwise comply with those requirements, and each Optionee and Participant shall accordingly be solely responsible for any taxes, penalties or other amounts which may become payable with respect to his or her Awards by reason of Section 409A of the Code.

V.	USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI.	REGULATORY APPROVALS

A. The implementation of the Plan, the grant of any Award and the issuance of shares of Common Stock in connection with the issuance, exercise or vesting of any Award made under the Plan shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the shares of Common Stock issuable pursuant to those Awards.

B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of applicable securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any Stock Exchange on which Common Stock is then listed for trading.

VII.	NO EMPLOYMENT/SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

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APPENDIX

The following definitions shall be in effect under the Plan:

A. Annual Meeting shall mean the annual meeting of the Corporation’s shareholders.

B. Automatic Grant Program shall mean the automatic option grant program in effect under Article Four of the Plan.

C. Award shall mean any of the following awards authorized for issuance or grant under the Plan: stock options, stock appreciation rights, direct stock issuances, restricted stock or restricted stock unit awards, performance shares, performance units, dividend-equivalent rights and cash incentive awards.

D. Board shall mean the Corporation’s Board of Directors.

E. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i) the closing of a merger, consolidation or other reorganization approved by the Corporation’s shareholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction,

(ii) the closing of a shareholder-approved sale, transfer or other disposition (including in whole or in part through one or more licensing arrangements) of all or substantially all of the Corporation’s assets,

(iii) the closing of any transaction or series of related transactions pursuant to which any person or any group of persons comprising a “group” within the meaning of Rule 13d-5(b)(1) of the 1934 Act (other than the Corporation or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Corporation) acquires directly or indirectly beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing (or convertible into or exercisable for securities possessing) more than fifty percent (50%) of the total combined voting power of the Corporation’s securities (as measured in terms of the power to vote with respect to the election of Board members) outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Corporation or the acquisition of outstanding securities held by one or more of the Corporation’s existing shareholders, or

(iv) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination,

F. Code shall mean the Internal Revenue Code of 1986, as amended.

G. Common Stock shall mean the Corporation’s common stock.

H. Compensation Committee shall mean the Compensation Committee of the Board comprised of two (2) or more non-employee Board members.

I. Corporation shall mean American Shared Hospital Services, a California corporation, and any corporate successor to all or substantially all of the assets or voting stock of American Shared Hospital Services which has by appropriate action assumed the Plan.

J. Discretionary Grant Program shall mean the discretionary grant program in effect under Article Two of the Plan pursuant to which stock options and stock appreciation rights may be granted to one or more eligible individuals.

K. Eligible Director shall mean a non-employee Board member eligible to participate in the Automatic Grant Program in accordance with the eligibility provisions of Articles One and Four.

L. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

M. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

N. Fair Market Value per share of Common Stock on any relevant date shall be the closing selling price per share of Common Stock at the close of regular trading hours (i.e., before after-hours trading begins) on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is reported by the National Association of Securities Dealers (if primarily traded on the Nasdaq Global or Global Select Market) or as officially quoted in the composite tape of transactions on any other Stock Exchange on which the Company’s common stock is then primarily traded. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

O. Family Member means, with respect to a particular Optionee or Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law.

P. Full Value Award means any of the following Awards made under the Stock Issuance, Incentive Bonus or Automatic Grant Programs that are settled in shares of Common Stock: restricted stock awards (unless issued for cash consideration equal to the Fair Market Value of the shares of Common Stock on the award date), restricted stock unit awards, performance shares, performance units, cash incentive awards and any other Awards under the Plan other than (i) stock options and stock appreciation rights issued under the Discretionary Grant Program, (ii) stock options issued under the Automatic Grant Program and (iii) dividend equivalent rights under the Incentive Bonus Program.

Q. Incentive Bonus Program shall mean the incentive bonus program in effect under Article Four of the Plan.

R. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

S. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

(i) such individual’s involuntary dismissal or discharge by the Corporation (or any Parent or Subsidiary) for reasons other than Misconduct, or

(ii) such individual’s voluntary resignation following (A) a change in his or her position with the Corporation (or any Parent or Subsidiary) which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation (or any Parent or Subsidiary) without the individual’s consent.

T. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

U. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

V. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

W. Optionee shall mean any person to whom an option is granted under the Discretionary Grant or Automatic Grant Program.

X. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Y. Participant shall mean any person who is issued (i) shares of Common Stock, restricted stock units, performance shares, performance units or other stock-based awards under the Stock Issuance Program or (ii) an incentive bonus award under the Incentive Bonus Program.

Z. Performance Goals shall mean any of the following performance criteria upon which the vesting of one or more Awards under the Plan may be based: (1) return on total shareholder equity; (2) earnings per share of Common Stock; (3) net income or operating income (before or after taxes); (4) earnings before interest, taxes, depreciation and amortization; (5) earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, (6) sales or revenue targets; (7) return on assets, capital or investment; (8) cash flow; (9) market share; (10) cost reduction goals; (11) budget comparisons; (12) measures of customer satisfaction; (13) any combination of, or a specified increase in, any of the foregoing; (14) new product development or successful completion of research and development projects; and (15) the formation of joint ventures, research or development collaborations, or the completion of other corporate transactions intended to enhance the Corporation’s revenue or profitability or enhance its customer base. In addition, such performance goals may be based upon the attainment of specified levels of the Corporation’s performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of the Corporation’s business units or divisions or any Parent or Subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned.

Each applicable performance goal may be structured at the time of the Award to provide for appropriate adjustments or exclusions for one or more of the following items: (A) asset impairments or write-downs; (B) litigation or governmental investigation expenses and any judgments, verdicts and settlements in connection therewith; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) any extraordinary or nonrecurring items; (F) items of income, gain, loss or expense attributable to the operations of any business acquired by the Corporation or costs and expenses incurred in connection with mergers and acquisitions; (G) items of income, gain, loss or expense attributable to one or more business operations divested by the Corporation or the gain or loss realized upon the sale of any such business the assets thereof, (H) accruals for bonus or incentive compensation costs and expenses associated with cash-based awards made under the Plan or other bonus or incentive compensation plans of the Corporation, and (I) the impact of foreign currency fluctuations or changes in exchange rates.

AA. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

BB. Plan shall mean the Corporation’s Incentive Compensation Plan (formerly known as the 2006 Stock Incentive Plan), as set forth in this document and as subsequently amended or restated from time to time.

CC. Plan Administrator shall mean the particular entity, whether the Compensation Committee, the Board or the Secondary Board Committee, which is authorized to administer the Discretionary Grant, Stock Issuance and

Incentive Bonus Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

DD. Plan Effective Date shall mean the date of the 2006 Annual Meeting at which the Plan was approved by the shareholders.

EE. Predecessor Plans shall mean (i) the Corporation’s 2001 Stock Option Plan and (ii) the Corporation’s 1995 Stock Option Plan, as each such Plan is in effect immediately prior to the 2006 Annual Meeting.

FF. Secondary Board Committee shall mean a committee of one or more Board members appointed by the Board to administer the Discretionary Grant, Stock Issuance and Incentive Bonus Programs with respect to eligible persons other than Section 16 Insiders.

GG. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

HH. Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance. For purposes of the Plan, an Optionee or Participant shall be deemed to cease Service immediately upon the occurrence of the either of the following events: (i) the Optionee or Participant no longer performs services in any of the foregoing capacities for the Corporation or any Parent or Subsidiary or (ii) the entity for which the Optionee or Participant is performing such services ceases to remain a Parent or Subsidiary of the Corporation, even though the Optionee or Participant may subsequently continue to perform services for that entity. Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Corporation; provided, however, that should such leave of absence exceed three (3) months, then for purposes of determining the period within which an Incentive Option may be exercised as such under the federal tax laws, the Optionee’s Service shall be deemed to cease on the first day immediately following the expiration of such three (3)-month period, unless Optionee is provided with the right to return to Service following such leave either by statute or by written contract. Except to the extent otherwise required by law or expressly authorized by the Plan Administrator or by the Corporation’s written policy on leaves of absence, no Service credit shall be given for vesting purposes for any period the Optionee or Participant is on a leave of absence.

II. Stock Exchange shall mean the American Stock Exchange, the Nasdaq Global or Global Select Market or the New York Stock Exchange.

JJ. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

KK. Stock Issuance Program shall mean the stock issuance program in effect under Article Three of the Plan.

LL. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

MM. 10% Shareholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

NN. 2010 Annual Meeting shall mean the 2010 annual meeting of the Corporation’s shareholders.

OO. Withholding Taxes shall mean the applicable federal and state income and employment withholding taxes to which the holder of an Award under the Plan may become subject in connection with the issuance, exercise, vesting or settlement of that Award.

ANNUAL MEETING OF SHAREHOLDERS OF
AMERICAN SHARED HOSPITAL SERVICES
June 2, 2010
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card
are available at www.ashs.com.
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

ê		ê
Please detach along perforated line and mail in the envelope provided.

■ 20530300000000001000 0	060210

The Board of Directors recommends a vote FOR election of the directors nominated herein, FOR the approval of the amendment and restatement of the 2006 stock incentive plan and FOR the ratification of independent registered public accounting firm.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE☒

1. To elect five of the persons named below to the Board of Directors to serve until the 2011 Annual Meeting of Shareholders and until their successors are elected and have qualified.			FOR	AGAINST	ABSTAIN
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: O Ernest A. Bates, M.D. O Olin C. Robison O John F. Ruffle O Raymond C. Stachowiak O Stanley S. Trotman, Jr.
2.  2006 STOCK INCENTIVE PLAN. TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2006 STOCK INCENTIVE PLAN.

3. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010.
			☐ ☐	☐ ☐	☐ ☐

This proxy when properly executed will be voted in the manner directed herein and in the discretion of the proxy holders and all other matters coming before the meeting. If no direction is made, this proxy will be voted FOR the election of directors recommended herein, and FOR Proposals No. 2 and No. 3.

The Board of Directors recommends a vote FOR election of the directors nominated herein, FOR the approval of the amendment and restatement of the 2006 stock incentive plan and FOR the ratification of independent registered public accounting firm.

The undersigned hereby ratifies and confirms all that said attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the Proxy Statement accompanying such Notice.

PLEASE MARK, DATE AND SIGN AS YOUR NAME APPEARS ABOVE AND RETURN IN THE ENCLOSED ENVELOPE.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: (●)

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Shareholders	Date:	Signature of Shareholders	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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☐ ■
AMERICAN SHARED HOSPITAL SERVICES
For the Annual Meeting of Shareholders to be held June 2, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     THE UNDERSIGNED HEREBY NOMINATE(S), CONSTITUTE(S) AND APPOINT(S) ERNEST A. BATES, M.D. AND CRAIG K. TAGAWA, AND EACH OF THEM, ATTORNEYS, AGENTS, AND PROXIES OF THE UNDERSIGNED, WITH FULL POWERS OF SUBSTITUTION TO EACH, TO ATTEND AND TO ACT AS PROXY OR PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF AMERICAN SHARED HOSPITAL SERVICES TO BE HELD ON JUNE 2, 2010 AT 10:00 AM EASTERN DAYLIGHT TIME AT THE CARLYLE HOTEL, 35 EAST 76TH STREET, NEW YORK, NY, OR ANY ADJOURNMENTS THEREOF, AND TO VOTE AS SPECIFIED HEREIN THE NUMBER OF SHARES THAT THE UNDERSIGNED, IF PERSONALLY PRESENT, WOULD BE ENTITLED TO VOTE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE FIVE PERSONS NOMINATED FOR ELECTION TO THE BOARD OF DIRECTORS, "FOR" THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2006 STOCK INCENTIVE PLAN, AND "FOR" THE RATIFICATION OF MOSS ADAMS LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED, SUBJECT TO THE PROXYHOLDER'S DISCRETIONARY AUTHORITY TO CUMULATE VOTES, "FOR" THE ELECTION OF THE PERSONS NOMINATED ON THE REVERSE SIDE, AND WILL HAVE THE EFFECT OF WITHHOLDING DISCRETIONARY AUTHORITY TO CUMULATE VOTES, "FOR" THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2006 STOCK INCENTIVE PLAN AND "FOR" THE RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THE BOARD OF DIRECTORS IS NOT AWARE OF ANY OTHER MATTERS THAT WILL COME BEFORE THE ANNUAL MEETING, OTHER THAN THOSE DESCRIBED IN THIS PROXY. HOWEVER, IF SUCH MATTERS ARE PRESENTED, THE NAMED PROXIES WILL, IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, VOTE SUCH PROXIES IN ACCORDANCE WITH THE JUDGMENT OF SUCH NAMED PROXIES WITH RESPECT TO ANY SUCH OTHER MATTER PROPERLY COMING BEFORE THE MEETING. THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT IN WRITING REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE. THIS PROXY ALSO MAY BE REVOKED BY ATTENDANCE AT THE MEETING AND ELECTION TO VOTE IN PERSON.

(Continued and to be signed on the reverse side)

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